[GRAPHIC OMITTED]
                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT


                                   SEMIANNUAL
                                     REPORT

                                  JUNE 30, 2000
                                   (UNAUDITED)


         WARBURG PINCUS TRUST

              (BULLET)  INTERNATIONAL EQUITY PORTFOLIO

              (BULLET)  SMALL COMPANY GROWTH PORTFOLIO

              (BULLET)  GLOBAL POST-VENTURE CAPITAL PORTFOLIO
                        (formerly Post-Venture Capital Portfolio)

              (BULLET)  VALUE PORTFOLIO
                        (formerly Growth & Income Portfolio)

              (BULLET)  EMERGING MARKETS PORTFOLIO

              (BULLET)  EMERGING GROWTH PORTFOLIO

Warburg Pincus Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses and, when applicable, the special considerations and risks associated with international investing, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor to the Trust, is located at 466 Lexington Ave., New York, NY 10017-3147. The Trust is advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS, AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAMOR ANY AFFILIATE. PORTFOLIO INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                  August 4, 2000

Dear Shareholder:

   For the six months ended June 30, 2000, Warburg Pincus Trust--International Equity Portfolio (the "Portfolio") had a loss of 8.74% vs. a loss of 3.08% for the Morgan Stanley Capital International All Country World Excluding the U.S. Index.* The Portfolio's one-year return through June 30, 2000 was 30.96%. Its since-inception (on June 30, 1995) average annual total return through June 30, 2000 was 11.20%.

   Most international stock markets declined in the period, hampered by worries that an expanding global economy would put upward pressure on interest rates. More specifically, economic data suggested that the world's major central banks, which have been vigilant in keeping inflation at bay, had grounds for continued monetary "tightening." The decline in stocks was broad-based by region. Most European markets fell back, though there were some bright spots. Within Asia, Japan struggled in the wake of a strong 1999, partly reflecting skepticism over the country's economic recovery. Asia's emerging markets lost ground, as did emerging markets generally. Elsewhere, Canada's market had a sizable gain, supported by rising prices for certain commodities (e.g., oil).

   We made few noteworthy changes to the Portfolio during the period in terms of overall sector strategy. We remained well-diversified, and maintained significant exposure to both rapid-growth and economically sensitive, or cyclical, segments of foreign markets. Such a "barbell" approach can serve to limit volatility, given the seismic short-term shifts in investor sentiment that can favor one group at the expense of the other. In addition, we believe that having some economically sensitive investments makes sense when all three major regions of the world are projected to grow.

   In terms of regional/country allocation, the most notable move we made was to reduce our exposure to Japan. We entered the period with an overweighting here, but scaled back our position as the period progressed, based on valuation considerations and on our desire to take advantage of opportunities we saw developing elsewhere. That aside, we believe that a number of Japanese stocks stand to benefit from ongoing reform--at both the macroeconomic and corporate levels--and from trends such as Japan's continued embrace of equity investing. We continued to generally see the most compelling growth stories among Japan's technology, communications and financial-services companies. Elsewhere of note in Asia, we maintained meaningful exposure to South Korea, Taiwan and Singapore.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

   We  increased  our  weighting  in  Europe,  largely  via the  U.K.,  based on company-specific factors and on our belief that the country's interest-rate backdrop will be more supportive going forward. We also raised our weighting in Italy. Overall, we believe that Europe's equity markets will continue to be supported over the longer term by an expanding economy, as well as by a strong deregulation and privatization trend. Across the region, monopolies are being transformed into competitive companies, benefiting shareholders and consumers alike. Furthermore, the liberalization of certain industries (e.g. telecommunications and utilities), combined with a single currency environment, will prompt merger & acquisition activity, which has surged dramatically over the past year and shows little sign of slowing.

   Turning to the Americas, we had a sizable weighting in Canada, one we increased during the period, adding several technology and natural-resources stocks we deemed to be attractive. Our exposure to Latin America remained minimal, as we continued to find more-compelling stocks elsewhere, though we will continue to monitor the area for buying opportunities.

   Looking ahead to the rest of 2000 and beyond, we see ample grounds for optimism regarding international-equity markets, notwithstanding the short-term volatility associated with international investing. Trends that stand to support foreign markets broadly include the potential for continued, and synchronized, global economic growth as well as improving financial conditions within emerging markets (many Asian emerging economies, for example, have recently shifted from debtor to creditor status). Set within this environment, we will continue our efforts to identify markets and companies with the brightest long-term prospects.

Harold E. Sharon                               P. Nicholas Edwards
Co-Portfolio Manager                           Co-Portfolio Manager

Harold W. Ehrlich                              Vincent J. McBride
Co-Portfolio Manager                           Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THESE ARE DETAILED IN THE PORTFOLIO'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

-------------
* The Morgan Stanley Capital International All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                  August 4, 2000

Dear Shareholder:

   For the six months ended June 30, 2000, Warburg Pincus Trust--Small Company Growth Portfolio (the "Portfolio") had a gain of 2.40% vs. a gain of 1.22% for the Russell 2000 Growth Index.* The Portfolio's one-year return through June 30, 2000 was 62.20%. Its since-inception (on June 30, 1995) average annual total return through June 30, 2000 was 22.58%.

   Small-capitalization stocks were volatile during the six months. The group rose early in the period, building on 1999's solid gains, but turned sharply down in April and May due to interest-rate worries and general concerns over valuations on technology companies. Small-cap stocks finished the period on a positive note, however, aided by some encouraging inflation data.

   Against this backdrop, the Portfolio had a modest gain, marginally outpacing its benchmark. Stocks that helped the Portfolio included a number of its technology holdings, notwithstanding the group's turbulence in the period. A number of the Portfolio's non-technology holdings (e.g., certain health-care, energy and consumer names) also contributed positively to its return. Stocks that hampered the Portfolio included its telecommunications holdings.

   We made no major changes to the Portfolio during the period with regard to overall strategy, remaining focused on rapidly growing companies with innovative, viable products and services. With respect to sector allocation, our primary emphasis remained on technology stocks, broadly defined to include software, electronics and telecommunications companies. We believe that a large number of these have good long-term prospects, supported by the phenomenal expansion of the Internet (and the ongoing wireless "conversion" of the Internet) and by demand for productivity-enhancing products and services. Other noteworthy sector weightings for the Portfolio through the period included the oil-services and health-care areas, where we continued to see good opportunity.

   Looking ahead, while we believe that small-cap stocks will remain volatile, we have a favorable view on the group's longer-term prospects. The trends that have supported small-cap investing since late 1998--most specifically, relatively stable global financial conditions and a healthy U.S. economy--

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

appear unlikely to collapse, which should allow for ample opportunity to add value via individual stock selection. Set within this environment, we will continue to strive to identify stocks we deem to have the best prospects.

Stephen J. Lurito                              Sammy Oh
Co-Portfolio Manager                           Co-Portfolio Manager

   INVESTING IN SMALL COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

-------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                  August 4, 2000

Dear Shareholder:

   For the six months ended June 30, 2000, Warburg Pincus Trust--Global Post-Venture Capital Portfolio (the "Portfolio") (formerly Post-Venture Capital Portfolio--the name change was effective May 1, 2000) had a gain of 4.98% vs. gains of 0.22% for the Lipper Global Funds Index* and 1.22% for the Russell 2000 Growth Index,** and a loss of 3.04% for the Morgan Stanley Capital International World Index.*** The Portfolio's one-year return through June 30, 2000 was 52.26%. Its since-inception (on September 30, 1996) average annual total return through June 30, 2000 was 20.64%.

   Global stock markets were volatile in the period, reflecting worries that an expanding global economy would put upward pressure on interest rates. Technology and telecommunications stocks, which entered the period with generally lofty valuations, were especially volatile. By region, the U.S. market was, on the whole, lackluster, though many major indexes had positive results. Europe had its share of winners and losers for the six months. Most Asian markets, including Japan's, struggled after a solid 1999. Elsewhere of note, Latin American markets generally declined, while Canada rallied.

   Against this backdrop, the Portfolio had a gain, and performed well relative to its benchmarks. The Portfolio saw good showings from a number of its holdings, including certain technology and media stocks. Other stocks that helped the Portfolio included its health-care and energy stocks, as well as specific consumer-related names.

   We made no material changes to the Portfolio in terms of overall strategy, notwithstanding the Portfolio's name change and our increased ability to invest in foreign stocks (the Portfolio may now invest without limit in foreign securities). Our focus remained on well-managed, well-financed companies with innovative products and services, especially those with competitive advantages in the technology area, broadly defined.

   In terms of regional allocation, we remained heavily biased in favor of the U.S., though we modestly raised our exposure to foreign companies, adding a few European, Canadian and Asian stocks we judged to be attractive. Going forward, we are likely to continue to raise the Portfolio's weighting in foreign stocks, given a strong and rising trend of venture-capital activity abroad and the relatively attractive valuations at which many of these underfollowed stocks trade. Opportunity within the U.S., meanwhile, should remain abundant. Assets in domestic venture pools stand at record levels, and venture capitalists remain eager to invest in highly innovative U.S. companies.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

   In sum, we are excited about venture-backed companies as an asset class, and believe that the group has much to offer in terms of long-term growth potential as well as the potential for diversification. We would caution investors, however, that investing in these securities entails certain risks (e.g., that of heightened volatility) as well as rewards. Our focus will remain on stocks of well-managed, well-financed companies we deem to have the best long-term growth prospects.

Elizabeth B. Dater                             Harold E. Sharon
Co-Portfolio Manager                           Co-Portfolio Manager

Federico D. Laffan                             Jun Sung Kim
Co-Portfolio Manager                           Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH POST-VENTURE-CAPITAL INVESTMENTS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

----------------
* The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds within this investment objective, and is compiled by Lipper Inc.
** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.
*** The Morgan Stanley Capital International World Index is a market-weighted average of the performance of securities listed on the stock exchanges of all developed countries.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                  August 4, 2000

Dear Shareholder:

   For the six months ended June 30, 2000, Warburg Pincus Trust--Value Portfolio (formerly Warburg Pincus Growth & Income Portfolio (the "Portfolio")--the name change was effective May 1, 2000) had a loss of 2.44% vs. a loss of 0.42% for the S&P 500 Index.* The Portfolio's one-year return through June 30, 2000 was down 10.06%. Its since-inception (on October 31, 1997) average annual total return through June 30, 2000 was 7.32%.

   The period was a volatile one for the U.S. stock market and for technology-related names in particular. These stocks initially rose, building on solid gains made in 1999, but turned sharply down in April and May due to interest-rate worries and other factors, such as concerns over the government's antitrust suit against Microsoft. All told, technology and other growth-oriented stocks outperformed value stocks for the six months, despite the growth group's high volatility.

   Against this backdrop, the Portfolio had a loss, hindered by the difficult environment for equities and by weakness in specific areas, for example the capital-equipment sector. There were, to be sure, some bright spots, including the Portfolio's energy holdings, which were buoyed by rising oil prices and ongoing restructuring activity in the industry.

   We made few noteworthy changes to the Portfolio during the period with respect to sector emphasis or, for that matter, individual holdings. With few exceptions, we continued to view our holdings as attractive, both on an absolute basis (i.e., based on our analysis of a company's underlying worth) and on their potential to outperform the broader market over time (e.g., due to positive earnings surprises).

   We maintained a sizable weighting in the energy area. We believe that a number of these companies have good long-term prospects, especially those integrated, multinational oil companies engaged in consolidation activity. Such activity, in our view, will result in significant cash-flow and earnings improvements over time, even if energy prices remain flat or begin to pull back (though our long-term outlook on the supply/demand backdrop for energy remains constructive). Likewise, we maintained a small but still-meaningful weighting in the oil-services area, where industry fundamentals have improved significantly over the past year, a trend that we believe will continue.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

   Another area of emphasis for the Portfolio, on the margin, remained financial companies. We maintained noteworthy weightings in both the banks and savings & loan sector and the more-diversified financial-services sector. Our focus in the bank area remained on companies well-positioned to benefit from an expanding economy, not the least of which in our view are regional banks with sizable industrial/commercial loan portfolios.

   Elsewhere of note, we maintained significant exposure to the industrial & manufacturing and capital-equipment sectors. A number of these companies offer compelling value in our judgment, given relatively low valuations and active restructuring programs.

   The rest of the Portfolio remained invested across a wide range of sectors, including the telecommunications & equipment area. Notwithstanding the generally lofty valuations seen here, we continued to view certain stocks as compelling. We also had a noteworthy weighting in the consumer area, chiefly via the retail sector, though we also continued to find attractive stocks in the food, beverages & tobacco area.

   Looking ahead, we believe that sentiment toward the types of stocks targeted by the Portfolio could improve materially in the not-too-distant future (indeed, these stocks have performed relatively well over the past few months). Valuation discrepancies between growth-oriented stocks and those typically associated with value investing (e.g., out-of-favor economically sensitive stocks) remain wide. Many value stocks, meanwhile, represent companies with healthy and improving fundamentals. This stands to benefit value-oriented sectors of the market, barring any retreat from equities generally. Given a healthy economy, we believe that stocks will remain, on the whole, compelling compared to other asset classes. As ever, our focus will remain on identifying fundamentally undervalued companies with the brightest longer-term prospects.

Scott T. Lewis                                 Robert E. Rescoe
Co-Portfolio Manager                           Co-Portfolio Manager

--------------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                  August 4, 2000

Dear Shareholder:

   For the six months ended June 30, 2000, Warburg Pincus Trust--Emerging Markets Portfolio (the "Portfolio") had a loss of 8.32% vs. a loss of 7.99% for the Morgan Stanley Capital International Emerging Markets Free Index.* The Portfolio's one-year return through June 30, 2000 was 24.16%. Its since-inception (on December 31, 1997) average annual return through June 30, 2000 was 13.59%.

   On the heels of a strong 1999, the emerging-market group struggled over the first half of 2000, hampered by interest-rate worries and a related selloff in riskier asset classes generally. The group was under particularly heavy selling pressure in April, reflecting contagion from a plunge in the NASDAQ, the technology-biased U.S. index, which suffered its largest one-day loss on April
14. On a positive note, investor sentiment toward emerging markets warmed somewhat in June, buoyed by a calming Nasdaq and by optimism that global economic growth would moderate, easing upward pressure on interest rates (developed-market monetary authorities have raised rates over the past year in an effort to cool growth and contain inflation).

   Against this backdrop, the Portfolio had a loss, performing roughly in line with its benchmark. The Portfolio was hurt by the difficult environment for emerging markets and by weakness in its technology and telecommunications holdings in particular.

   We made few material changes to the Portfolio during the period in terms of regional allocation. We maintained a roughly neutral weighting in Asia (Asian/Pacific markets accounted for about half the fund's assets as of June
30), with a continued emphasis on North Asian economies, most specifically South Korea, Taiwan and Hong Kong. Our favorable view on these markets is based on their potential to benefit from rising export demand, in particular for software and semiconductor products. In addition, we believe that valuations on a number of stocks here are compelling, both in absolute terms and compared to emerging-market technology stocks broadly. We generally continued to avoid Southeast Asia, reflecting the more attractive stocks we saw elsewhere from a risk/reward perspective. That said, we ended the period with a significant position in Malaysia, a market whose attractive attributes in our view include improving liquidity.

   Within Latin America, we continued to emphasize Mexico and Brazil, the region's dominant markets. Our overweighting in Brazil through the period proved helpful, as the market was a relatively good performer, aided by a supportive interest-rate backdrop. We were underweighted in Mexico during much of the period, but took a more-aggressive stance in late June ahead of

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

the country's early-July elections. In our view, the market had fully discounted any unfavorable results (the market subsequently rallied on the victory of the reform-minded opposition candidate). With regard to sector exposure, our Latin American holdings continued to include technology-type names (e.g., Brazilian cellular telecom companies) as well as stocks from more-traditional industries (e.g., Mexican basic-materials and retail names).

   We trimmed our position in Eastern/Central Europe, finishing the period with a modest underweighting. This reflected our valuation-based decision to lower our exposure to certain markets, e.g., Turkey, a strong 1999 performer (though we ended the period still overweighted in Turkey). Elsewhere of note, we remained underweighted in South Africa, reflecting our concerns over ongoing weakness in the rand, though we continued to view specific stocks here favorably.

   Going forward, we have a positive outlook on the long-term prospects for emerging markets, based on the return of relative stability to these economies (compared to the turmoil that roiled emerging markets two years ago) and the large number of rapid-growth, reasonably valued companies within these markets. To be sure, emerging markets could continue to struggle over the near-to-intermediate term. Much depends on how successful developed-market central banks will be in managing a "soft landing." If banks raise rates too aggressively, the global economy could begin to recede, hampering revenue forecasts for emerging-market companies. On the other hand, a more-lax monetary environment could spark an upturn in global growth. Despite the better revenue picture this would bring, such growth could fuel inflation and interest-rate worries, keeping would-be emerging-market investors on the sidelines. But for those willing to commit to a longer-term investment horizon (i.e., a three- to five-year period), we believe emerging markets remain well worthy of consideration, and we will continue to strive to identify stocks and markets with the best prospects.

Richard Watt
Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THESE ARE DETAILED IN THE PORTFOLIO'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

----------------
* The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                  August 4, 2000

Dear Shareholder:

   For the six months ended June 30, 2000, Warburg Pincus Trust--Emerging Growth Portfolio (the "Portfolio") had a gain of 12.39% vs. gains of 1.22% and 7.19%, respectively, for the Russell 2000 Growth Index* and the Russell 2500 Growth Index.** The Portfolio's since-inception (on September 13, 1999) cumulative total return through June 30, 2000 was 48.31%.

   The period was a volatile, though ultimately positive, one for the small- and mid-cap stocks targeted by the Portfolio. After rising early on, the group fell back sharply in April and May, hampered by interest-rate worries. Also weighing on these stocks were concerns over valuations on technology stocks and other factors, including the government's antitrust suit against Microsoft and deteriorating business models within specific "dot com" companies. Small- and mid-cap stocks ended the quarter on a positive note, however, recovering some of their April and May losses in June. All told, the group finished the year's halfway point in positive territory and ahead of large caps.

   The Portfolio had a good showing for the period, both in absolute terms and compared to its benchmarks. Aiding the Portfolio were solid showings from a number of its technology stocks, despite the turbulence in this sector. Also contributing positively to the Portfolio's return were its health-care and oil-services holdings.

   We made no material changes to the Portfolio during the period with respect to basic strategy, remaining focused on well-managed companies with significant long-term growth potential. We continued to find a large number of such companies within the technology area, broadly defined. Our positive view on these companies remained based on several compelling forces, not the least of which is the Internet's expanding use as a productivity-enhancing tool and as a means of commerce. Specific software, electronic-component and communications-services providers are well-positioned to benefit from this trend, as are certain business-services companies, which remained well-represented in the Portfolio. Elsewhere of note, we maintained significant exposure to the energy and pharmaceutical sectors, where we continued to see compelling growth stories and attractive valuations.

   Looking ahead, we have a positive view on the prospects for small- and mid-cap stocks, notwithstanding their typically high short-term volatility. Barring a material slowdown in the U.S. economy, the group's profit backdrop should remain, at minimum, supportive, given these companies'

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WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- JUNE 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

domestically biased customer bases. Other factors that stand to benefit emerging-growth stocks include a strong ongoing outsourcing trend, with large companies delegating non-core functions to smaller, niche-type companies. Set within this environment, our focus will remain on innovative, rapidly growing companies we deem to have the best long-term prospects.

Elizabeth B. Dater                             Stephen J. Lurito
Co-Portfolio Manager                           Co-Portfolio Manager

   INVESTING IN SMALL COMPANIES ENTAILS SPECIAL RISK CONSIDERATIONS. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

-------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.
** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS--JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                               NUMBER
                                                 OF
                                               SHARES         VALUE
                                               -------        -----

COMMON STOCKS (82.3%)
AUSTRIA (0.4%)
ENERGY (0.4%)
    OMV AG                                       29,900    $  2,608,225
                                                           ------------
    TOTAL AUSTRIA                                             2,608,225
                                                           ------------
BRAZIL (1.2%)
ENERGY (0.6%)
    Petroleo Brasileiro SA                      128,880       3,893,656
                                                           ------------
TELECOMMUNICATION SERVICES (0.6%)
    Tele Norte Leste Participacoes SA ADR       145,110       3,428,224
                                                           ------------
    TOTAL BRAZIL                                              7,321,880
                                                           ------------
CANADA (3.0%)
ENERGY (0.3%)
    Canadian Natural Resources, Ltd.+            72,000       2,089,534
                                                           ------------
MEDIA (0.8%)
    Rogers Communications, Inc. Class B+        182,200       5,158,564
                                                           ------------
SOFTWARE & SERVICES (1.6%)
    Descartes Systems Group, Inc.+              338,300      10,046,232
                                                           ------------
TELECOMMUNICATION SERVICES (0.3%)
    Axxent, Inc.+                               231,100       1,661,109
                                                           ------------
    TOTAL CANADA                                             18,955,439
                                                           ------------
DENMARK (1.1%)
COMMERCIAL SERVICES & SUPPLIES (1.1%)
    ISS A/S                                      91,250       6,976,703
                                                           ------------
    TOTAL DENMARK                                             6,976,703
                                                           ------------
FINLAND (1.0%)
SOFTWARE & SERVICES (0.1%)
    Stonesoft Oyj+                               26,600         423,275
                                                           ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.9%)
    Nokia Oyj                                   104,600       5,359,346
                                                           ------------
    TOTAL FINLAND                                             5,782,621
                                                           ------------
FRANCE (10.3%)
BANKS (2.1%)
    BNP Paribas SA                              134,015      12,949,302
                                                           ------------
CAPITAL GOODS (1.8%)
    Alstom SA                                   150,600       4,086,931
    Vinci                                       174,800       7,288,919
                                                           ------------
                                                             11,375,850
                                                           ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                               NUMBER
                                                 OF
                                               SHARES         VALUE
                                               -------        -----

COMMON STOCKS (CONT'D)
FRANCE (CONT'D)
ENERGY (2.4%)
    Coflexip SA                                   6,500    $    791,315
    Coflexip SA ADR                              22,600       1,367,300
    Total Fina Elf SA                            82,996      12,777,183
                                                           ------------
                                                             14,935,798
                                                           ------------
MATERIALS (0.7%)
    Pechiney SA Class A                         107,140       4,488,131
                                                           ------------
MEDIA (1.5%)
    Lagardere Groupe SCA                        123,150       9,444,018
                                                           ------------
TECHNOLOGY HARDWARE & EQUIPMENT (1.2%)
    Alcatel Alsthom ADR                         115,600       7,687,400
                                                           ------------
UTILITIES (0.6%)
    Vivendi                                      40,100       3,553,724
                                                           ------------
    TOTAL FRANCE                                             64,434,223
                                                           ------------
GERMANY (2.3%)
HEALTH CARE EQUIPMENT & SERVICES (0.8%)
    Fresenius Medical Care AG                    60,600       4,879,601
                                                           ------------
INSURANCE (0.5%)
    Hannover Rueckversicherungs AG               45,500       3,310,439
                                                           ------------
UTILITIES (1.0%)
    E.On AG                                     120,000       5,912,577
                                                           ------------
    TOTAL GERMANY                                            14,102,617
                                                           ------------
HONG KONG (1.1%)
TELECOMMUNICATION SERVICES (1.1%)
    China Mobile, Ltd.+                         800,000       7,055,778
                                                           ------------
    TOTAL HONG KONG                                           7,055,778
                                                           ------------
HUNGARY (1.0%)
BANKS (0.8%)
    OTP Bank RT                                  88,800       4,648,253
                                                           ------------
TELECOMMUNICATION SERVICES (0.2%)
    Magyar Tavkozlesi                           216,800       1,514,457
                                                           ------------
    TOTAL HUNGARY                                             6,162,710
                                                           ------------
INDIA (1.3%)
SOFTWARE & SERVICES (1.3%)
    Aptech, Ltd.                                181,800       3,442,805
    NIIT, Ltd.                                   84,500       4,181,110
    Silverline Technologies, Ltd.                40,400         393,228
                                                           ------------
    TOTAL INDIA                                               8,017,143
                                                           ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                               NUMBER
                                                 OF
                                               SHARES         VALUE
                                               -------        -----

COMMON STOCKS (CONT'D)
IRELAND (0.7%)
BANKS (0.7%)
    Bank of Ireland                             696,198    $  4,404,627
                                                           ------------
    TOTAL IRELAND                                             4,404,627
                                                           ------------
ITALY (5.7%)
ENERGY (0.6%)
    Saipem SpA                                  630,000       3,744,248
                                                           ------------
INSURANCE (1.0%)
    Mediolanum SpA                              388,000       6,337,730
                                                           ------------
TELECOMMUNICATION SERVICES (3.1%)
    Olivetti SpA +                            3,200,000      11,687,117
    Telecom Italia SpA                          520,900       7,190,337
                                                           ------------
                                                             18,877,454
                                                           ------------
TRANSPORTATION (1.0%)
    Concessioni e Costruzioni Autostrade SpA    797,800       5,995,736
                                                           ------------
    TOTAL ITALY                                              34,955,168
                                                           ------------
JAPAN (16.7%)
CAPITAL GOODS (2.6%)
    Furukawa Electric Co., Ltd.                 631,000      13,210,256
    Mitsubishi Electric Corp.                   270,000       2,929,637
                                                           ------------
                                                             16,139,893
                                                           ------------
CONSUMER DURABLES & APPAREL (2.2%)
    Sharp Corp.                                 343,000       6,078,599
    Sony Corp.                                   79,400       7,429,573
                                                           ------------
                                                             13,508,172
                                                           ------------
DIVERSIFIED FINANCIALS (4.4%)
    Daiwa Securities Co., Ltd.                  398,000       5,266,466
    Nomura Securities Co., Ltd.                 159,000       3,899,803
    Orix Corp.                                   36,720       5,431,567
    Promise Co., Ltd.                            74,000       5,861,164
    Takefuji Corp.                               57,400       6,949,750
                                                           ------------
                                                             27,408,750
                                                           ------------
HEALTH CARE EQUIPMENT & SERVICES (1.4%)
    Hoya Corp.                                   95,000       8,530,124
                                                           ------------
MATERIALS (1.1%)
    Asahi Chemical Industry Co., Ltd.           938,000       6,649,243
                                                           ------------
SOFTWARE & SERVICES (1.8%)
    Konami Co., Ltd.                             62,700       3,970,548
    Softbank Corp.                               55,500       7,553,767
                                                           ------------
                                                             11,524,315
                                                           ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                               NUMBER
                                                 OF
                                               SHARES         VALUE
                                               -------        -----

COMMON STOCKS (CONT'D)
JAPAN (CONT'D)
TECHNOLOGY HARDWARE & EQUIPMENT (0.1%)
    Matsushita Communication
       Industrial Co., Ltd.                       7,000    $    819,081
                                                           ------------
TELECOMMUNICATION SERVICES (3.1%)
    Japan Telecom Co., Ltd.                         137       5,956,437
    KDD Corp.                                    58,600       5,926,380
    NTT DoCoMo, Inc.                                270       7,324,092
                                                           ------------
                                                             19,206,909
                                                           ------------
    TOTAL JAPAN                                             103,786,487
                                                           ------------
MEXICO (0.4%)
BANKS (0.4%)
    Grupo Financiero Banamex Accival SA
      de CV Class O+                            540,000       2,271,215
                                                           ------------
    TOTAL MEXICO                                              2,271,215
                                                           ------------
NETHERLANDS (3.9%)
BANKS (1.0%)
    ABN AMRO Holding NV                         250,000       6,149,348
                                                           ------------
CAPITAL GOODS (0.8%)
    IHC Caland NV                               101,690       4,971,424
                                                           ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
    Vedior NV                                   233,528       2,898,953
                                                           ------------
FOOD & DRUG RETAILING (0.8%)
    Koninklijke Ahold NV+                       162,900       4,814,232
                                                           ------------
MEDIA (0.8%)
    Verenigde Nederlandse Uitgeversbedrijven
       Verenigd Bezit                           100,000       5,185,966
                                                           ------------
    TOTAL NETHERLANDS                                        24,019,923
                                                           ------------
PORTUGAL (1.3%)
TELECOMMUNICATION SERVICES (1.3%)
    Portugal Telecom SA                         692,150       7,802,611
                                                           ------------
    TOTAL PORTUGAL                                            7,802,611
                                                           ------------
SINGAPORE (1.8%)
BANKS (0.6%)
    Overseas Union Bank, Ltd.                   989,014       3,832,545
                                                           ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.9%)
    Chartered Semiconductor Manufacturing ADR    64,400       5,796,000
                                                           ------------
TRANSPORTATION (0.3%)
    Neptune Orient Lines, Ltd.+               2,238,000       2,071,048
                                                           ------------
    TOTAL SINGAPORE                                          11,699,593
                                                           ------------
SOUTH KOREA (3.4%)
MEDIA (0.5%)
    Cheil Communications, Inc.                   25,000       3,262,366
                                                           ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                               NUMBER
                                                 OF
                                               SHARES         VALUE
                                               -------        -----

COMMON STOCKS (CONT'D)
SOUTH KOREA (CONT'D)
TECHNOLOGY HARDWARE & EQUIPMENT (2.0%)
    Samsung Electronics Co., Ltd.                38,000    $ 12,575,917
                                                           ------------
TELECOMMUNICATION SERVICES (0.9%)
    SK Telecom Co., Ltd.                         17,300       5,663,288
                                                           ------------
    TOTAL SOUTH KOREA                                        21,501,571
                                                           ------------
SPAIN (2.5%)
BANKS (1.5%)
    Banco Bilbao Vizcaya SA                     597,300       8,960,645
                                                           ------------
FOOD & DRUG RETAILING (0.8%)
    Centros Comerciales Continente SA           130,180       2,494,534
    Centros Comerciales Pryca SA                165,910       2,384,002
                                                           ------------
                                                              4,878,536
                                                           ------------
MEDIA (0.2%)
    Grupo Prisa SA                               59,200       1,378,988
                                                           ------------
    TOTAL SPAIN                                              15,218,169
                                                           ------------
SWEDEN (4.0%)
BANKS (1.2%)
    Nordic Baltic Holding AB                    969,000       7,347,002
                                                           ------------
MATERIALS (0.2%)
    AssiDoman AB                                 94,800       1,356,491
                                                           ------------
TECHNOLOGY HARDWARE & EQUIPMENT (2.6%)
    Telefonaktiebolaget LM Ericsson ADR         803,200      16,064,000
                                                           ------------
    TOTAL SWEDEN                                             24,767,493
                                                           ------------
SWITZERLAND (0.9%)
PHARMACEUTICALS & BIOTECHNOLOGY (0.9%)
    Roche Holding AG                                592       5,781,399
                                                           ------------
    TOTAL SWITZERLAND                                         5,781,399
                                                           ------------
TAIWAN (2.3%)
CAPITAL GOODS (1.1%)
    Ambit Microsystems Corp.                    306,000       3,030,293
    Phoenixtec Power Co., Ltd.+                     242             440
    Siliconware Corp.+                        2,429,000       3,982,743
                                                           ------------
                                                              7,013,476
                                                           ------------
TECHNOLOGY HARDWARE & EQUIPMENT (1.2%)
    Taiwan Semiconductor Manufacturing Co.+     428,761       2,032,507
    United Microelectronics Co., Ltd.+        1,834,800       5,093,523
                                                           ------------
                                                              7,126,030
                                                           ------------
    TOTAL TAIWAN                                             14,139,506
                                                           ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                               NUMBER
                                                 OF
                                               SHARES         VALUE
                                               -------        -----

COMMON STOCKS (CONT'D)
UNITED KINGDOM (16.0%)
BANKS (2.6%)
    Bank of Scotland                          1,013,000    $  9,638,555
    Lloyds TSB Group PLC                        687,824       6,497,692
                                                           ------------
                                                             16,136,247
                                                           ------------
CAPITAL GOODS (2.3%)
    BAE Systems PLC                           2,261,160      14,103,461
                                                           ------------
ENERGY (1.2%)
    BP Amoco PLC                                792,600       7,607,475
                                                           ------------
INSURANCE (1.1%)
    Prudential PLC                              466,032       6,829,490
                                                           ------------
MEDIA (2.8%)
    EMI Group PLC                               832,100       7,558,297
    Reed International PLC                    1,146,100       9,976,715
                                                           ------------
                                                             17,535,012
                                                           ------------
PHARMACEUTICALS & BIOTECHNOLOGY (2.6%)
    AstraZeneca Group PLC                       194,800       9,097,903
    SmithKline Beecham PLC                      537,200       7,034,760
                                                           ------------
                                                             16,132,663
                                                           ------------
TECHNOLOGY HARDWARE & SERVICES (0.5%)
    FirstGroup PLC                              915,000       3,269,116
                                                           ------------
TELECOMMUNICATION SERVICES (2.9%)
    British Telecommunications PLC              419,292       5,420,903
    Vodafone AirTouch PLC                     3,056,393      12,354,286
                                                           ------------
                                                             17,775,189
                                                           ------------
    TOTAL UNITED KINGDOM                                     99,388,653
                                                           ------------
TOTAL COMMON STOCKS (Cost $433,611,894)                     511,153,754
                                                           ------------
PREFERRED STOCKS (1.5%)
GERMANY (1.5%)
HEALTH CARE PROVIDERS & SERVICERS (0.5%)
    Fresenius Medical Care AG ADR               218,100       2,944,350
                                                           ------------
INSURANCE (1.0%)
    Marschollek, Lautenschlaeger
       und Partner                               12,200       6,128,068
                                                           ------------
    TOTAL GERMANY                                             9,072,418
                                                           ------------
TOTAL PREFERRED STOCKS (Cost $6,419,932)                      9,072,418
                                                           ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                               NUMBER
                                                 OF
                                               SHARES         VALUE
                                               -------        -----

WARRANTS (0.7%)
CANADA (0.7%)
INTERNET SOFTWARE & SERVICES (0.3%)
    Wysdom (Private Placement) +                168,000    $  1,915,200
TELECOMMUNICATION SERVICES (0.4%)
    Axxent, Inc. (Special Warrants)
       Exp. 03/28/01 +                          370,000       2,659,499
                                                           ------------
    TOTAL CANADA                                              4,574,699
                                                           ------------
TOTAL WARRANTS (Cost $6,483,916)                              4,574,699
                                                           ------------
SHORT TERM INVESTMENTS (14.4%)
    Institutional Money Market Trust         59,398,438      59,398,438
    RBB Money Market Portfolio               30,194,351      30,194,351
                                                           ------------
TOTAL SHORT TERM INVESTMENTS
   (Cost $89,592,789)                                        89,592,789
                                                           ------------
TOTAL INVESTMENTS AT VALUE (98.9%)
   (Cost $536,108,531*)                                     614,393,660

OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)                  7,004,116
                                                           ------------
NET ASSETS (100.0%)                                        $621,397,776
                                                           ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+  Non-income producing security.
*  Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----

COMMON STOCKS (92.8%)
BUSINESS SERVICES (4.8%)
    Acxiom Corp.+                                      607,600  $   16,557,100
    Diamond Technology Partners, Inc.+                  83,200       7,321,600
    Frontline Capital Group+                           252,100       5,372,881
    Getty Images, Inc.+                                482,800      17,893,775
    HotJobs.com, Ltd.+                                 285,700       3,946,231
    QRS Corp.+                                         206,750       5,078,297
    Titan Corp.+                                       299,600      13,407,100
                                                                --------------
                                                                    69,576,984
                                                                --------------
CAPITAL EQUIPMENT (1.6%)
    Applied Power, Inc.                                698,300      23,393,050
                                                                --------------
COMMUNICATIONS & MEDIA (5.0%)
    About.com, Inc.+                                   325,800      10,262,700
    Clarus Corp.+                                       72,000       2,799,000
    Digital Island, Inc.+                              154,700       7,522,287
    Pegasus Communications Corp.+                      240,600      11,804,437
    Puma Technology, Inc.                              318,700       8,545,144
    Seachange International, Inc.+                     454,400      13,120,800
    Spyglass, Inc.+                                    228,100       7,142,381
    ValueVision International, Inc.+                   455,200      10,924,800
                                                                --------------
                                                                    72,121,549
                                                                --------------
COMPUTERS (17.2%)
    Allaire Corp.+                                     274,000      10,069,500
    BackWeb Technologies, Ltd.+                        600,800      13,743,300
    Bluestone Software, Inc.+                          221,100       5,679,506
    Business Objects SA ADR+                           224,200      19,757,625
    Documentum, Inc.+                                  310,500      27,750,937
    eXcelon Corp.                                    1,025,600       8,140,700
    Informatica Corp.+                                  52,400       4,293,525
    Manugistics Group, Inc.                            489,900      22,902,825
    Marimba, Inc.                                      345,500       4,815,406
    National Instruments Corp.+                        300,125      13,092,953
    Peregrine Systems, Inc.+                           839,200      29,109,750
    Radiant Systems, Inc.+                             640,950      15,382,800
    Remedy Corp.+                                      357,400      19,925,050
    RSA Security Inc.+                                 342,600      23,725,050
    Santa Cruz Operation, Inc.+                        288,800       1,841,100
    Sybase, Inc.+                                      435,300      10,011,900
    Unify Corp.+                                       789,500       6,760,094
    Wind River Systems, Inc.+                          356,400      13,498,650
                                                                --------------
                                                                   250,500,671
                                                                --------------
CONSUMER SERVICES (0.6%)
    DeVry, Inc.+                                       305,796       8,084,482
                                                                --------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)-- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----

COMMON STOCKS (CONT'D)
ELECTRONICS (15.1%)
    Alpha Industries, Inc.+                            470,000  $   20,709,375
    ANADIGICS, Inc.+                                   279,000       9,503,437
    Asyst Technologies, Inc.+                          315,600      10,809,300
    Avant! Corp.+                                      539,300      10,103,448
    Burr-Brown Corp.+                                  341,500      29,603,781
    C-Cube Microsystems, Inc.+                         557,900      10,948,787
    Cymer, Inc.+                                       293,700      14,024,175
    DSP Group, Inc.+                                   344,200      19,275,200
    Emcore Corp.                                       111,500      13,380,000
    Exar Corp.+                                         87,100       7,594,031
    Orbotech, Ltd.                                     107,600       9,993,350
    Photronics, Inc.+                                  422,500      11,988,437
    PRI Automation, Inc.+                              204,400      13,365,844
    SanDisk Corp.+                                     288,400      17,646,475
    TranSwitch Corp.+                                  119,500       9,223,906
    Varian Semiconductor Equipment Associates, Inc.    187,200      11,758,500
                                                                --------------
                                                                   219,928,046
                                                                --------------
ENERGY (1.5%)
    Stone Energy Corp.+                                355,000      21,211,250
                                                                --------------
FINANCIAL SERVICES (1.9%)
    AmeriCredit Corp.+                                 501,700       8,528,900
    Enhance Financial Services Group, Inc.             309,100       4,366,038
    Fidelity National Financial, Inc.                  560,600      10,265,988
    Reinsurance Group of America, Inc.                 152,300       4,588,038
                                                                --------------
                                                                    27,748,964
                                                                --------------
FOOD, BEVERAGES & TOBACCO (0.3%)
    Hain Celestial Group, Inc.                         130,000       4,769,375
                                                                --------------
HEALTHCARE (8.2%)
    Advance Paradigm, Inc.+                            720,700      14,774,350
    AmeriSource Health Corp. Class A+                  468,600      14,526,600
    Bindley Western Industries, Inc.                   159,600       4,219,425
    Coherent, Inc.                                     254,300      21,329,413
    Community Health Care+                             729,200      11,803,925
    Core, Inc.+                                        748,800       5,101,200
    MiniMed, Inc.+                                     142,200      16,779,600
    Oxford Health Plans, Inc.+                         825,200      19,650,075
    Universal Health Services, Inc.+                   178,300      11,767,800
                                                                --------------
                                                                   119,952,388
                                                                --------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)-- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----

COMMON STOCKS (CONT'D)
LEISURE & ENTERTAINMENT (1.1%)
    American Classic Voyages Co.+                      521,000  $   10,745,625
    Mandalay Resort Group                              298,400       5,968,000
                                                                --------------
                                                                    16,713,625
                                                                --------------
OIL SERVICES (7.7%)
    BJ Services Co.+                                   312,700      19,543,750
    Cooper Cameron Corp.+                              324,400      21,410,400
    National-Oilwell, Inc.                             415,000      13,643,125
    Petroleum Geo-Services ADR+                        698,800      11,923,275
    Precision Drilling Corp.+                          463,100      17,887,238
    Smith International, Inc.+                         370,900      27,006,156
    Southern Mineral Corp.+ #                          176,625          95,378
                                                                --------------
                                                                   111,509,322
                                                                --------------
PHARMACEUTICALS (8.1%)
    Abgenix, Inc.+                                     120,700      14,467,027
    Alkermes, Inc.+                                    800,400      37,718,850
    ChiRex, Inc.+                                      272,600       5,452,000
    Diversa Corp.+                                      21,000         695,625
    Gene Logic, Inc.+                                  244,500       8,725,594
    Lynx Therapeutics, Inc.+                           336,400      16,000,025
    Medarex, Inc.+                                     216,000      18,252,000
    Medicis Pharmaceutical Corp., Class A+             300,400      17,122,800
                                                                --------------
                                                                   118,433,921
                                                                --------------
RETAIL (1.0%)
    Ames Department Stores, Inc.+                      325,900       2,525,725
    AnnTaylor Stores Corp.+                            352,800      11,686,500
                                                                --------------
                                                                    14,212,225
                                                                --------------
TELECOMMUNICATIONS & EQUIPMENT (16.7%)
    Adaptive Broadband Corp.+                          587,000      21,572,250
    Advanced Fibre Communications, Inc.+               374,500      16,969,531
    ANTEC Corp.+                                       514,500      21,383,906
    AudioCodes, Ltd.+                                  192,900      23,148,000
    CTC Communications Corp.+                          713,400      25,682,400
    Gilat Satellite Networks, Ltd.+                    177,300      12,300,188
    Harris Corp.                                       268,300       8,786,825
    MRV Communications, Inc.+                          110,700       7,444,575
    Netro Corp.+                                        65,500       3,758,063
    Polycom, Inc.+                                     176,200      16,579,319
    Powertel, Inc.+                                    200,000      14,187,500
    Powerwave Technologies, Inc.+                      390,800      17,195,200
    Proxim, Inc.+                                      146,300      14,479,128
    Tekelec+                                           486,100      23,423,944
    Viatel, Inc.+                                      375,000      10,710,938
    Westell Technologies, Inc.                         395,900       5,938,500
                                                                --------------
                                                                   243,560,267
                                                                --------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----

COMMON STOCKS (CONT'D)
TRANSPORTATION (2.0%)
    Airborne Freight Corp.                           1,095,900  $   20,753,606
    Atlas Air, Inc.+                                   252,800       9,069,200
                                                                --------------
                                                                    29,822,806
                                                                --------------
TOTAL COMMON STOCKS (Cost $1,059,191,342)                        1,351,538,925
                                                                --------------
SHORT TERM INVESTMENTS (8.4%)
    Institutional Money Market Trust                52,705,268      52,705,268
    RBB Money Market Portfolio                      68,854,983      68,854,983
                                                                --------------
TOTAL SHORT TERM INVESTMENTS (Cost $121,560,251)                   121,560,251
                                                                --------------
TOTAL INVESTMENTS AT VALUE (101.2%)
   (Cost $1,180,751,593*)                                        1,473,099,176

LIABILITIES IN EXCESS OF OTHER ASSETS (1.2%)                       (17,874,424)
                                                                --------------
NET ASSETS (100.0%)                                             $1,455,224,752
                                                                ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
#  Restricted security.
+  Non-income producing security.
*  Cost for federal income tax purposes is $1,181,059,641.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----

COMMON STOCKS (57.4%)
BANKS & SAVINGS & LOANS (0.8%)
    Mellon Financial Corp.                              43,600    $  1,588,675
                                                                  ------------
BUSINESS SERVICES (6.2%)
    Acxiom Corp.+                                       30,600         833,850
    August Technology Corp.+                            26,100         429,019
    BISYS Group, Inc.+                                  24,700       1,519,050
    Checkpoint Systems, Inc.+                           96,200         721,500
    DoubleClick, Inc.+                                  20,200         770,125
    Getty Images, Inc.+                                 34,700       1,286,069
    Harte-Hanks, Inc.                                   74,800       1,870,000
    QRS Corp.+                                          24,900         611,606
    SunGard Data Systems, Inc.+                         68,800       2,132,800
    TMP Worldwide, Inc.+                                23,200       1,712,450
                                                                  ------------
                                                                    11,886,469
                                                                  ------------
COMMUNICATIONS & MEDIA (7.2%)
    AMFM, Inc.+                                         13,500         931,500
    Cablevision Systems Corp.+                          50,200       3,407,325
    CMG Information Services, Inc.+                     23,000       1,053,687
    Globespan, Inc.+                                     9,100       1,110,911
    Hispanic Broadcasting Corp.+                        22,800         755,250
    MaMaMedia, Inc.+ #                                  92,592         499,997
    USA Networks, Inc.+                                105,600       2,283,600
    Westwood One, Inc.+                                 38,600       1,317,225
    Yahoo!, Inc.+                                       21,200       2,626,150
                                                                  ------------
                                                                    13,985,645
                                                                  ------------
COMPUTERS (9.1%)
    Brocade Communications Systems, Inc.+                8,400       1,541,269
    Citrix Systems, Inc.+                               52,000         984,750
    Documentum, Inc.+                                   22,000       1,966,250
    Excalibur Technologies Corp.+                       43,400       1,733,287
    Intuit, Inc.+                                       61,400       2,540,425
    Network Appliance, Inc.+                            26,100       2,101,050
    Sun Microsystems, Inc.+                             34,300       3,119,156
    Verisign, Inc.+                                     14,300       2,523,950
    VERITAS Software Corp.+                              8,800         994,537
                                                                  ------------
                                                                    17,504,674
                                                                  ------------
CONSUMER SERVICES (1.1%)
    DeVry, Inc.+                                        80,800       2,136,150
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----

COMMON STOCKS (CONT'D)
ELECTRONICS (8.1%)
    Altera Corp.+                                       27,700    $  2,823,669
    DSP Group, Inc.+                                    24,200       1,355,200
    Flextronics International, Ltd.+                    51,200       3,516,800
    JDS Uniphase Corp.+                                 25,400       3,044,825
    KLA-Tencor Corp.+                                   14,800         866,725
    Manufacturers' Services, Ltd.+                       3,700          76,081
    Maxim Integrated Products, Inc.+                    26,200       1,779,962
    Vitesse Semiconductor Corp.+                        29,200       2,148,025
                                                                  ------------
                                                                    15,611,287
                                                                  ------------
ENERGY (1.1%)
    Chaparral Resources, Inc.+#                          2,778          18,057
    Newfield Exploration Co.+                           55,500       2,171,437
                                                                  ------------
                                                                     2,189,494
                                                                  ------------
FINANCIAL SERVICES (2.4%)
    AMBAC Financial Group, Inc.                         40,100       2,197,981
    Gabelli Asset Management, Inc. Class A+             63,500       1,587,500
    T. Rowe Price Associates, Inc.                      21,100         896,750
                                                                  ------------
                                                                     4,682,231
                                                                  ------------
HEALTHCARE (2.9%)
    Affymetrix, Inc.+                                    2,900         478,863
    Community Health Care+                              13,000         210,438
    Guidant Corp.+                                      12,000         594,000
    IVAX Corp.+                                         66,000       2,739,000
    Oxford Health Plans, Inc.+                          68,500       1,631,156
                                                                  ------------
                                                                     5,653,457
                                                                  ------------
LEISURE & ENTERTAINMENT (0.6%)
    Premier Parks, Inc.+                                47,100       1,071,525
                                                                  ------------
OIL SERVICES (2.3%)
    Cooper Cameron Corp.+                               33,700       2,224,200
    Nabors Industries, Inc.+                            51,200       2,128,000
                                                                  ------------
                                                                     4,352,200
                                                                  ------------
PHARMACEUTICALS (3.1%)
    Amgen, Inc.+                                        19,300       1,355,825
    Medimmune, Inc.+                                    34,500       2,553,000
    Millennium Pharmaceuticals, Inc.+                    7,200         805,500
    Watson Pharmaceuticals, Inc.+                       20,900       1,123,375
    Women First Healthcare, Inc.+                       50,100          62,625
                                                                  ------------
                                                                     5,900,325
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----

COMMON STOCKS (CONT'D)
RETAIL (2.5%)
    Amazon.com, Inc.+                                   21,900    $    795,244
    AnnTaylor Stores Corp.+                             50,200       1,662,875
    Saks, Inc.+                                         59,000         619,500
    Tiffany & Co.                                       26,900       1,815,750
                                                                  ------------
                                                                     4,893,369
                                                                  ------------
TELECOMMUNICATIONS & EQUIPMENT (9.0%)
    ANTEC Corp.+                                        15,000         623,438
    Cabletron Systems, Inc.+                            28,000         707,000
    CIENA Corp.+                                        20,600       3,433,763
    Cisco Systems, Inc.+                                78,300       4,976,944
    Covad Communications Group, Inc.+                   31,950         515,194
    Exodus Communications, Inc.+                        79,200       3,648,150
    Pinnacle Holdings, Inc.+                            31,300       1,690,200
    VoiceStream Wireless Corp.+                         15,300       1,779,342
                                                                  ------------
                                                                    17,374,031
                                                                  ------------
UTILITIES - ELECTRIC (1.0%)
    SCANA Corp.                                         80,800       1,949,300
                                                                  ------------

TOTAL COMMON STOCKS (Cost $72,044,769)                             110,778,832
                                                                  ------------
FOREIGN COMMON STOCKS (33.7%)
AUSTRALIA (0.2%)
MEDIA (0.2%)
    BMCmedia.com, Ltd.+                              1,171,000         478,102
                                                                  ------------
    TOTAL AUSTRALIA                                                    478,102
                                                                  ------------
CANADA (4.8%)
ENERGY (0.9%)
    Berkley Petroleum Corp.+                           275,000       1,735,373
                                                                  ------------
MEDIA (2.6%)
    Corus Entertainment, Inc.+                          82,000       2,186,047
    Shaw Communications, Inc. Class B                  110,600       2,730,437
                                                                  ------------
                                                                     4,916,484
                                                                  ------------
SOFTWARE & SERVICES (0.8%)
    Descartes Systems Group, Inc.                       51,500       1,529,355
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Sierra Wireless, Inc.+                              18,600       1,000,922
                                                                  ------------
    TOTAL CANADA                                                     9,182,134
                                                                  ------------
FINLAND (1.7%)
SOFTWARE & SERVICES (0.9%)
    Comptel Oyj                                         85,500       1,729,342
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----

FOREIGN COMMON STOCKS (CONT'D)
FRANCE (CONT'D)
TELECOMMUNICATION SERVICES (0.8%)
    Nokia Oyj                                           31,000    $  1,588,334
                                                                  ------------
    TOTAL FINLAND                                                    3,317,676
                                                                  ------------
FRANCE (0.8%)
MEDIA (0.8%)
    Ipsos SA+                                           15,400       1,623,850
                                                                  ------------
    TOTAL FRANCE                                                     1,623,850
                                                                  ------------
GERMANY (3.2%)
MATERIALS (1.6%)
    Jenoptik AG                                        108,000       3,105,828
                                                                  ------------
SOFTWARE & SERVICES (1.6%)
    Articon Information Systems AG+                     20,100       1,406,538
    Telesens AG+                                        43,000       1,731,212
                                                                  ------------
                                                                     3,137,750
                                                                  ------------
    TOTAL GERMANY                                                    6,243,578
                                                                  ------------
IRELAND (0.5%)
TECHNOLOGY HARDWARE & EQUIPMENT (0.5%)
    Parthus Technologies PLC+                          337,000         951,494
                                                                  ------------
    TOTAL IRELAND                                                      951,494
                                                                  ------------
ISRAEL (3.1%)
TELECOMMUNICATION SERVICES (3.1%)
    Amdocs, Ltd.+                                       20,000       1,535,000
    Audiocodes, Ltd.+                                    8,700       1,044,000
    Gilat Satellite Networks+                           48,200       3,343,875
                                                                  ------------
                                                                     5,922,875
                                                                  ------------
    TOTAL ISRAEL                                                     5,922,875
                                                                  ------------
ITALY (0.9%)
INSURANCE (0.9%)
    Bayerische Vita SpA                                200,000       1,719,709
                                                                  ------------
    TOTAL ITALY                                                      1,719,709
                                                                  ------------
JAPAN (1.9%)
DIVERSIFIED FINANCIALS (0.9%)
    Promise Co., Ltd.                                    9,900         784,129
    Shinko Securities Co., Ltd.                        195,000         875,460
                                                                  ------------
                                                                     1,659,589
                                                                  ------------
HOTELS RESTAURANTS & LEISURE (0.5%)
    H.I.S. Co., Ltd.                                    18,300         906,339
                                                                  ------------
MATERIALS (0.5%)
    Misumi Corp.                                         9,400         963,975
                                                                  ------------
    TOTAL JAPAN                                                      3,529,903
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----

FOREIGN COMMON STOCKS (CONT'D)
LUXEMBOURG (0.7%)
SOFTWARE & SERVICES (0.7%)
    Thiel Logistik AG+                                  13,100    $  1,233,148
                                                                  ------------
    TOTAL LUXEMBOURG                                                 1,233,148
                                                                  ------------
NETHERLANDS (1.9%)
CONSUMER DURABLES (1.1%)
    Ifco Systems NV+                                    78,600       2,098,361
                                                                  ------------
ENERGY (0.1%)
    Petroplus International NV                          21,526         253,805
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT (0.7%)
    BE Semiconductor Industries NV                      87,000       1,363,545
                                                                  ------------
    TOTAL NETHERLANDS                                                3,715,711
                                                                  ------------
NORWAY (1.9%)
ENERGY (1.9%)
    Fred Olsen Energy ASA+                             102,400         946,433
    Navis ASA+                                         704,500         873,675
    Petroleum Geo Services ADR+                        108,400       1,849,575
                                                                  ------------
                                                                     3,669,683
                                                                  ------------
    TOTAL NORWAY                                                     3,669,683
                                                                  ------------
SINGAPORE (1.4%)
TECHNOLOGY HARDWARE & EQUIPMENT (1.4%)
    Chartered Semiconductor Manufacturing
      Limited ADR+                                      29,300       2,637,000
                                                                  ------------
    TOTAL SINGAPORE                                                  2,637,000
                                                                  ------------
SOUTH KOREA (0.4%)
TELECOMMUNICATION SERVICES (0.4%)
    SK Telecom Co., Ltd. - ADR                          23,000         835,188
                                                                  ------------
    TOTAL KOREA                                                        835,188
                                                                  ------------
SPAIN (2.9%)
DIVERSIFIED FINANCIALS (0.6%)
    Dinamia Capital Privado. Sociedad
      de Capital Riesgo, SA+                            84,130       1,128,239
                                                                  ------------
HOTELS RESTAURANTS & LEISURE (1.0%)
    NH Hoteles SA                                      165,000       1,905,914
                                                                  ------------
SOFTWARE & SERVICES (0.9%)
    Indra Sistemas SA                                   74,500       1,711,100
                                                                  ------------
TRANSPORTATION (0.4%)
    Transportes Azkar SA+                               92,700         777,535
                                                                  ------------
    TOTAL SPAIN                                                      5,522,788
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----

FOREIGN COMMON STOCKS (CONT'D)
SWEDEN (1.1%)
DIVERSIFIED FINANCIALS (0.6%)
    Ledstiernan AB+                                    300,000    $  1,197,165
                                                                  ------------
REAL ESTATE (0.5%)
    Kungsleden AB                                      103,200         947,197
                                                                  ------------
    TOTAL SWEDEN                                                     2,144,362
                                                                  ------------
SWITZERLAND (1.4%)
MATERIALS (0.4%)
    Mikron Holding AG                                    1,100         812,450
                                                                  ------------
REAL ESTATE (0.1%)
    Intershop Holding AG                                   399         234,335
                                                                  ------------
SOFTWARE & SERVICES (0.9%)
    Gretag Imaging Group                                 8,700       1,680,001
    Logitech International SA                               31          22,134
                                                                  ------------
                                                                     1,702,135
                                                                  ------------
    TOTAL SWITZERLAND                                                2,748,920
                                                                  ------------
UNITED KINGDOM (4.9%)
DIVERSIFIED FINANCIALS (0.9%)
    AMVESCAP PLC ADR                                     9,700         760,237
    3i Group PLC                                        48,000         987,547
                                                                  ------------
                                                                     1,747,784
                                                                  ------------
MEDIA (0.4%)
    EMAP PLC                                            47,600         766,015
                                                                  ------------
SOFTWARE & SERVICES (2.1%)
    Autonomy Corp. PLC+                                 15,700       1,884,000
    Itnet PLC+                                         165,000       1,642,392
    Orchestream Holdings PLC+                           95,700         457,822
                                                                  ------------
                                                                     3,984,214
                                                                  ------------
PHARMACEUTICALS & BIOTECHNOLOGY (1.5%)
    Oxford Glycosciences PLC+                           75,900       2,154,469
    Skyepharma PLC+                                    619,000         815,281
                                                                  ------------
                                                                     2,969,750
                                                                  ------------
    TOTAL UNITED KINGDOM                                             9,467,763
                                                                  ------------
TOTAL FOREIGN COMMON STOCKS (Cost $61,698,872)                      64,943,884
                                                                  ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES       VALUE
                                                       ------       -----

SHORT TERM INVESTMENTS (7.0%)
    Institutional Money Market Trust                 4,285,675    $  4,285,675
    RBB Money Market Portfolio                       9,233,698       9,233,698
                                                                  ------------
TOTAL SHORT TERM INVESTMENTS (Cost $13,519,373)                     13,519,373
                                                                  ------------
PREFERRED STOCK (0.0%)
    Women.com Networks, Inc.+                           32,513          67,058
                                                                  ------------
TOTAL PREFERRED STOCK (Cost $106,968)                                   67,058
                                                                  ------------
RIGHTS (0.0%)
FRANCE (0.0%)
MEDIA (0.0%)
    Ipsos+ (Cost $0)                                     7,400               0
                                                                  ------------
TOTAL INVESTMENTS AT VALUE (98.1%)
   (Cost $147,369,982*)                                            189,309,147

OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)                         3,630,982
                                                                  ------------
NET ASSETS (100.0%)                                               $192,940,129
                                                                  ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
#  Restricted security.
+  Non-income producing security.
*  Cost for federal income tax purposes is $147,576,774.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (97.5%)
AEROSPACE & DEFENSE (3.3%)
    Boeing Co.                                           6,700     $   280,144
    Honeywell International, Inc.                        6,700         225,706
    Textron, Inc.                                        4,200         228,112
                                                                   -----------
                                                                       733,962
                                                                   -----------
BANKS & SAVINGS & LOANS (7.3%)
    Bank One Corp.                                      10,500         278,906
    Chase Manhattan Corp.                                3,000         138,187
    Comerica, Inc.                                      10,500         471,187
    Compass Bancshares, Inc.                             9,700         165,506
    Wachovia Corp.                                       5,000         271,250
    Wells Fargo Co.                                      7,500         290,625
                                                                   -----------
                                                                     1,615,661
                                                                   -----------
BUILDING & BUILDING MATERIALS (1.2%)
    USG Corp.                                            9,000         273,375
                                                                   -----------
CAPITAL EQUIPMENT (6.6%)
    American Standard Cos., Inc.+                       10,800         442,800
    Ingersoll-Rand Co.                                   9,900         398,475
    ITT Industries, Inc.                                 7,800         236,925
    Navistar International Corp.+                        5,200         161,525
    Parker-Hannifin Corp.                                6,300         215,775
                                                                   -----------
                                                                     1,455,500
                                                                   -----------
CHEMICALS (0.4%)
    Crompton Corp.                                       7,000          85,750
                                                                   -----------
COMMUNICATIONS & MEDIA (2.3%)
    Comcast Corp. Special Class A+                       5,400         218,700
    New York Times Co. Class A                           7,300         288,350
                                                                   -----------
                                                                       507,050
                                                                   -----------
COMPUTERS (3.0%)
    Compaq Computer Corp.                               15,500         396,219
    Unisys Corp.+                                       17,600         256,300
                                                                   -----------
                                                                       652,519
                                                                   -----------
CONGLOMERATES (1.3%)
    Harsco Corp.                                        11,600         295,800
                                                                   -----------
CONSUMER DURABLES (2.8%)
    Ford Motor Co.                                       9,800         421,400
    Visteon Corp.+                                      15,283         185,306
                                                                   -----------
                                                                       606,706
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
CONSUMER NON-DURABLES (0.6%)
    BorgWarner, Inc.                                     4,000     $   140,500
                                                                   -----------
ENERGY (15.6%)
    Amerada Hess Corp.                                   3,700         228,475
    BP Amoco PLC ADR                                    11,800         667,437
    Devon Energy Corp.                                   8,300         466,356
    El Paso Energy Corp.                                 5,300         269,969
    Exxon Mobil Corp.                                    6,300         494,944
    Kerr-McGee Corp.                                     4,600         271,112
    Royal Dutch Petroleum Co. ADR                        5,500         338,594
    Total SA ADR                                         5,700         438,900
    Union Pacific Resources Group, Inc.                 12,200         268,400
                                                                   -----------
                                                                     3,444,187
                                                                   -----------
FINANCIAL SERVICES (5.6%)
    Allied Capital Corp.                                12,100         205,700
    American General Corp.                               3,500         213,500
    Fannie Mae                                           5,200         271,375
    Labranche & Co., Inc.+                               1,900          27,312
    Lehman Brothers Holdings, Inc.                       5,550         524,822
                                                                   -----------
                                                                     1,242,709
                                                                   -----------
FOOD, BEVERAGES & TOBACCO (7.3%)
    Anheuser-Busch Companies, Inc.                       3,150         235,266
    ConAgra, Inc.                                        5,500         104,844
    General Mills, Inc.                                 10,700         409,275
    Keebler Foods Co.                                   15,950         592,144
    Quaker Oats Co.                                      3,500         262,937
                                                                   -----------
                                                                     1,604,466
                                                                   -----------
HEALTHCARE (4.4%)
    Abbott Laboratories                                  6,000         267,375
    Baxter International, Inc.                           5,250         369,141
    Becton, Dickinson & Co.                             12,000         344,250
                                                                   -----------
                                                                       980,766
                                                                   -----------
INDUSTRIAL MANUFACTURING & PROCESSING (4.6%)
    Eaton Corp.                                          4,000         268,000
    Johnson Controls, Inc.                               3,500         179,594
    Minnesota Mining & Manufacturing Co.                 2,200         181,500
    Tyco International, Ltd.                             8,200         388,475
                                                                   -----------
                                                                     1,017,569
                                                                   -----------
OFFICE EQUIPMENT & SUPPLIES (1.0%)
    Pitney Bowes, Inc.                                   5,300         212,000
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
OIL SERVICES (5.4%)
    Nabors Industries, Inc.+                             6,200     $   257,687
    Pride International, Inc.+                          13,400         331,650
    R & B Falcon Corp.+                                 25,100         591,419
                                                                   -----------
                                                                     1,180,756
                                                                   -----------
PHARMACEUTICALS (5.6%)
    American Home Products Corp.                         4,600         270,250
    Lilly (Eli) & Co.                                    6,800         679,150
    Pharmacia Corp.                                      5,427         280,508
                                                                   -----------
                                                                     1,229,908
                                                                   -----------
RETAIL (7.7%)
    Federated Department Stores, Inc.+                   8,650         291,937
    May Department Stores Co.                            9,800         235,200
    Ross Stores, Inc.                                   13,800         235,463
    Safeway, Inc.+                                       7,300         329,413
    TJX Companies, Inc.                                 14,300         268,125
    Toys `R' Us, Inc.+                                  22,600         329,113
                                                                   -----------
                                                                     1,689,251
                                                                   -----------
TELECOMMUNICATIONS & EQUIPMENT (8.7%)
    ALLTEL Corp.                                         4,000         247,750
    AT&T Corp.                                           5,300         167,613
    CenturyTel, Inc.                                     9,300         267,375
    Harris Corp.                                         3,300         108,075
    SBC Communications, Inc.                             8,580         371,085
    Verizon Corp.                                        7,000         355,688
    Worldcom, Inc.+                                      9,000         412,875
                                                                   -----------
                                                                     1,930,461
                                                                   -----------
TRANSPORTATION (1.3%)
    Burlington Northern Santa Fe Corp.                   4,100          94,044
    Kansas City Southern Industries, Inc.                2,200         195,113
                                                                   -----------
                                                                       289,157
                                                                   -----------
UTILITIES - ELECTRIC (1.5%)
    Allegheny Energy, Inc.                               9,150         250,481
    American Electric Power Co., Inc.                    2,800          82,950
                                                                   -----------
                                                                       333,431
                                                                   -----------
TOTAL COMMON STOCKS (Cost $21,462,409)                              21,521,484
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

PREFERRED STOCK (0.7%)
REAL ESTATE (0.7%)
    Equity Residential Properties
      Series G 7.25% (Convertible)
      (Callable 09/15/02 @ $25.91)
      REIT (Cost $155,519)                               7,300     $   164,250
                                                                   -----------
SHORT TERM INVESTMENT (0.0%)
    RBB Money Market Portfolio (Cost $1)                     1               1
                                                                   -----------
TOTAL INVESTMENTS AT VALUE (98.2%)
   (Cost $21,617,929*)                                              21,685,735

OTHER ASSETS IN EXESS OF LIABILITIES (1.8%)                            394,085
                                                                   -----------
NET ASSETS (100.0%)                                                $22,079,820
                                                                   ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                       REIT = Real Estate Investment Trust
--------------------------------------------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $21,640,255.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (89.1%)
AUSTRALIA (0.0%)
ENERGY (0.0%)
    Novus Petroleum, Ltd.                                  144     $       152
                                                                   -----------
    TOTAL AUSTRALIA                                                        152
                                                                   -----------
BRAZIL (9.5%)
BANKS (1.0%)
    Uniao de Bancos Brasileiros SA GDR                  12,710         365,412
                                                                   -----------
ENERGY (1.1%)
    Petroleo Brasileiro SA - ADR +                      12,400         374,623
                                                                   -----------
FOOD & DRUG RETAILING (0.4%)
    Companhia Brasileira de Distribuicao
       Grupo Pao de Acucar ADR                           5,000         160,625
                                                                   -----------
FOOD BEVERAGES & TOBACCO (0.7%)
    Companhia Cervejaria Brahma ADR                     14,675         249,475
                                                                   -----------
MATERIALS (1.3%)
    Aracruz Celulose ADR                                 6,900         133,256
    Companhia Vale do Rio Doce ADR                      12,400         350,300
                                                                   -----------
                                                                       483,556
                                                                   -----------
TELECOMMUNICATION SERVICES (5.0%)
    Embratel Participacoes SA ADR                       26,700         630,787
    Tele Norte Leste Participacoes SA ADR               24,935         589,089
    Telesp Celular Participacoes - ADR                  12,600         565,425
                                                                   -----------
                                                                     1,785,301
                                                                   -----------
    TOTAL BRAZIL                                                     3,418,992
                                                                   -----------
CHILE (2.8%)
FOOD & DRUG RETAILING (0.4%)
    Compania Cervecerias Unidas SA ADR                   4,700         106,631
    Distribucion y Servicio D&S SA ADR                   2,800          48,650
                                                                   -----------
                                                                       155,281
                                                                   -----------
UTILITIES (0.3%)
    Empresa Nacional de Electricidad SA ADR +            9,300         102,881
                                                                   -----------
TELECOMMUNICATION SERVICES (1.4%)
    Cia de Telecomunicaciones de Chile SA ADR           27,200         493,000
                                                                   -----------
UTILITIES (0.7%)
    Enersis SA ADR +                                    12,300         245,231
                                                                   -----------
    TOTAL CHILE                                                        996,393
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
CHINA (3.1%)
TRANSPORTATION (2.6%)
    China Southern Airlines Co., Ltd. Class H +      2,074,000     $   494,885
    China Southern Airlines Co., Ltd. ADR +              2,300          27,169
    China Unicom ADR +                                  19,093         405,726
                                                                   -----------
    TOTAL TRANSPORTATION                                               927,780
                                                                   -----------
UTILITIES (0.5%)
    Huaneng Power International, Inc. ADR               14,700         195,694
                                                                   -----------
    TOTAL CHINA                                                      1,123,474
                                                                   -----------
CROATIA (0.2%)
PHARMACEUTICALS & BIOTECHNOLOGY (0.2%)
    Pliva DD GDR                                         6,200          64,015
                                                                   -----------
    TOTAL CROATIA                                                       64,015
                                                                   -----------
GREECE (1.9%)
BANKS (0.7%)
    Alpha Credit Bank                                    6,153         244,164
                                                                   -----------
TELECOMMUNICATION SERVICES (1.2%)
    Hellenic Telecommunication Organization SA ADR      36,400         443,625
                                                                   -----------
    TOTAL GREECE                                                       687,789
                                                                   -----------
HONG KONG (6.1%)
CONSUMER DURABLES & APPAREL (0.0%)
    Li & Fung, Ltd.                                      2,000          10,006
                                                                   -----------
CAPITAL GOODS (0.9%)
    Citic Pacific, Ltd.                                 60,000         314,046
                                                                   -----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.1%)
    Legend Holdings, Ltd.                              408,000         395,175
                                                                   -----------
TELECOMMUNICATION SERVICES (4.1%)
    China Mobile, Ltd. +                               168,000       1,481,713
                                                                   -----------
    TOTAL HONG KONG                                                  2,200,940
                                                                   -----------
HUNGARY (0.7%)
BANKS (0.2%)
    OTP Bank                                             1,323          69,253
                                                                   -----------
PHARMACEUTICALS & BIOTECHNOLOGY (0.1%)
    Gedeon Richter GDR 144A                                800          42,900
                                                                   -----------
TELECOMMUNICATION SERVICES (0.4%)
    Matav RT ADR                                         3,900         134,306
                                                                   -----------
    TOTAL HUNGARY                                                      246,459
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
INDIA (4.9%)
BANKS (0.3%)
    State Bank of India, Ltd. GDR                        9,400     $    92,825
                                                                   -----------
COMPUTER SOFTWARE & SERVICES (1.0%)
    Infosys Technologies, Ltd. ADR                       2,000         354,500
    SSI, Ltd. +                                          2,200          14,300
                                                                   -----------
                                                                       368,800
                                                                   -----------
DIVERSIFIED FINANCIALS (1.0%)
    Industrial Credit & Investment Corp. of India
       Ltd. Sponsored ADR                               18,700         350,625
                                                                   -----------
MATERIALS (0.9%)
    Reliance Industries, Ltd. 144A GDR                  16,000         336,000
                                                                   -----------
TELECOMMUNICATION SERVICES (1.7%)
    Videsh Sanchar Nigam, Ltd.                          39,100         610,938
                                                                   -----------
    TOTAL INDIA                                                      1,759,188
                                                                   -----------
INDONESIA (0.0%)
FOOD BEVERAGES & TOBACCO (0.0%)
    PT Indofood Sukses Makmur +                          6,500           3,546
                                                                   -----------
    TOTAL INDONESIA                                                      3,546
                                                                   -----------
ISRAEL (2.0%)
COMPUTER SOFTWARE & SERVICES (1.6%)
    Check Point Software Technologies, Ltd. +            2,733         578,713
                                                                   -----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.4%)
    Gilat Satellite Networks +                           2,200         152,625
                                                                   -----------
    TOTAL ISRAEL                                                       731,338
                                                                   -----------
MALAYSIA (9.1%)
BANKS (2.1%)
    Commerce Asset Holdings BHD                         68,197         197,417
    Malayan Banking BHD                                119,800         485,515
    Public Bank                                         65,806          65,807
                                                                   -----------
                                                                       748,739
                                                                   -----------
DIVERSIFIED FINANCIALS (0.5%)
    AMMB Holdings BHD                                   56,985         190,454
                                                                   -----------
HOTEL RESTAURANTS & LEISURE (3.1%)
    Berjaya Sports Toto                                 54,000          88,107
    Genting Berhad                                      71,827         264,631
    Resorts World                                      166,000         454,325
    Tanjong PLC                                        138,000         330,481
                                                                   -----------
                                                                     1,137,544
                                                                   -----------
MEDIA (0.7%)
    New Straits Times Press                            107,036         253,512
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
MALAYSIA (CONT'D)
TECHNOLOGY HARDWARE & EQUIPMENT (1.4%)
    Digi Swisscom BHD +                                182,000     $   332,875
    Unisem BHD                                          24,000         170,530
                                                                   -----------
                                                                       503,405
                                                                   -----------
TELECOMMUNICATION SERVICES (0.4%)
    Telekom Malaysia BHD                                47,000         162,030
                                                                   -----------
UTILITIES (0.9%)
    Tenaga Nasional BHD                                 92,483         301,793
                                                                   -----------
    TOTAL MALAYSIA                                                   3,297,477
                                                                   -----------
MEXICO (11.9%)
BANKS (1.5%)
    Grupo Financiero Banamex Accival SA de CV +         78,959         332,098
    Grupo Financiero Bancomer SA de CV Series O        432,014         219,448
                                                                   -----------
                                                                       551,546
                                                                   -----------
FOOD BEVERAGES & TOBACCO (1.5%)
    Coca-Cola Femsa SA ADR                              16,855         318,138
    Grupo Modelo SA de CV Class C                       98,782         229,313
                                                                   -----------
                                                                       547,451
                                                                   -----------
MATERIALS (1.2%)
    Cemex SA de CV ADR                                  19,073         445,831
                                                                   -----------
MEDIA (1.2%)
    Grupo Televisa SA +                                  6,300         434,306
                                                                   -----------
RETAIL (1.5%)
    Wal-Mart de Mexico SA de CV                         23,600         553,845
                                                                   -----------
TELECOMMUNICATION SERVICES (5.0%)
    Carso Global Telecom SA +                           80,425         229,595
    Telefonos de Mexico SA ADR                          27,360       1,562,940
                                                                   -----------
                                                                     1,792,535
                                                                   -----------
    TOTAL MEXICO                                                     4,325,514
                                                                   -----------
RUSSIA (2.1%)
ENERGY (1.3%)
    Lukoil Holding ADR                                   6,300         322,056
    Surgutneftegaz ADR                                  12,100         161,233
                                                                   -----------
                                                                       483,289
                                                                   -----------
TELECOMMUNICATION SERVICES (0.3%)
    Rostelecom ADR                                       8,300         113,088
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
RUSSIA (CONT'D)
UTILITIES (0.5%)
    Unified Energy Systems ADR                          15,500     $   178,250
                                                                   -----------
    TOTAL RUSSIA                                                       774,627
                                                                   -----------
SOUTH AFRICA (5.8%)
BANKS (1.4%)
    African Bank Investments, Ltd. +                   100,300         131,075
    Standard Bank Investment Corp., Ltd.                91,800         358,817
                                                                   -----------
                                                                       489,892
                                                                   -----------
CAPITAL GOODS (0.6%)
    Imperial Holdings, Ltd. +                           28,253         230,032
                                                                   -----------
COMPUTER SOFTWARE & SERVICES (0.7%)
    Dimension Data Holdings, Ltd. +                     29,854         247,030
                                                                   -----------
DIVERSIFIED FINANCIALS (0.6%)
    Johnnic Holdings, Ltd.                              16,533         226,788
                                                                   -----------
FOOD BEVERAGES & TOBACCO (0.7%)
    South African Breweries PLC                         33,230         248,008
                                                                   -----------
INSURANCE (0.6%)
    Liberty Group, Ltd.                                 23,657         225,063
                                                                   -----------
MATERIALS (1.2%)
    Billiton PLC                                        58,933         238,174
    Sappi, Ltd. +                                       26,935         202,615
                                                                   -----------
                                                                       440,789
                                                                   -----------
    TOTAL SOUTH AFRICA                                               2,107,602
                                                                   -----------
SOUTH KOREA (10.6%)
BANKS (1.4%)
    Housing & Commercial Bank, Korea                    21,411         501,196
                                                                   -----------
CAPITAL GOODS (0.0%)
    Daelim Industrial Co., Ltd.                          1,610           7,672
                                                                   -----------
MATERIALS (1.2%)
    L.G. Chemical, Ltd.                                  9,298         185,962
    Pohang Iron & Steel Co., Ltd.                        2,841         248,875
                                                                   -----------
                                                                       434,837
                                                                   -----------
TECHNOLOGY HARDWARE & EQUIPMENT (4.7%)
    Samsung Electro-Mechanics Company +                  3,480         218,166
    Samsung Electronics Co., Ltd.                        4,458       1,475,354
                                                                   -----------
                                                                     1,693,520
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
SOUTH KOREA (CONT'D)
TELECOMMUNICATION SERVICES (2.2%)
    Dacom Corp. +                                        1,136     $   164,543
    Korea Telecom Corp.                                  2,990         263,337
    SK Telecom Co., Ltd.                                   169          55,323
    SK Telecom Co., Ltd. ADR                             8,100         294,131
                                                                   -----------
                                                                       777,334
                                                                   -----------
UTILITIES (1.1%)
    Korea Electric Power Corp.                          12,760         395,965
                                                                   -----------
    TOTAL SOUTH KOREA                                                3,810,524
                                                                   -----------
TAIWAN (12.7%)
BANKS (1.9%)
    Bank Sinopac                                       456,000         293,152
    Chinatrust Commercial Bank +                       435,000         377,106
                                                                   -----------
                                                                       670,258
                                                                   -----------
DIVERSIFIED FINANCIALS (0.2%)
    China Development Industrial Bank +                 48,000          63,898
                                                                   -----------
TECHNOLOGY HARDWARE AND EQUIPMENT (10.6%)
    Acer Incorporated Inc.                             109,000         203,497
    Asustek Computer Inc.                               28,560         235,535
    D-Link Corp.                                       110,400         258,086
    Hon Hai Precision Industry Co., Ltd. +              32,000         288,841
    Hon Hai Precision Industry Co., Ltd. GDR +           9,000         225,000
    Macronix International Co. Ltd.                    106,220         265,559
    Quanta Computer, Inc.                               68,600         340,784
    Taiwan Semiconductor Manufacturing Co. +           175,292         830,960
    United Microelectronics Co., Ltd. +                200,080         555,435
    Via Technologies, Inc. +                            17,000         262,184
    Winbond Electronics Corp.                          130,670         377,598
                                                                   -----------
                                                                     3,843,479
                                                                   -----------
    TOTAL TAIWAN                                                     4,577,635
                                                                   -----------
TURKEY (4.8%)
BANKS (2.0%)
    Dogan Yayin Holding AS +                        21,020,215         356,287
    Yapi Ve Kredi Bankasi AS +                      31,956,174         355,940
                                                                   -----------
                                                                       712,227
                                                                   -----------
CONSUMER DURABLES & APPAREL (0.7%)
    Vestel Elektronik Sanayi Ve Ticaret AS +           900,000         272,406
                                                                   -----------
DIVERSIFIED FINANCIALS (2.1%)
    Koc Holding AS                                   3,568,884         253,488
    Turkiye Is Bankasi AS Class C                   22,521,940         481,720
                                                                   -----------
                                                                       735,208
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
TURKEY (CONT'D)
FOOD & DRUG RETAILING (0.0%)
    Migros Turkey TAS +                                  1,632     $       303
                                                                   -----------
    TOTAL TURKEY                                                     1,720,144
                                                                   -----------
UNITED STATES (0.9%)
COMPUTER SOFTWARE & SERVICES (0.9%)
    AsiaInfo Holdings, Inc. +                            7,400         330,688
    UTStarcom, Inc. +                                      300           9,113
                                                                   -----------
                                                                       339,801
                                                                   -----------
    TOTAL UNITED STATES                                                339,801
                                                                   -----------
TOTAL COMMON STOCKS (Cost $31,821,974)                              32,185,610
                                                                   -----------
PREFERRED STOCKS (0.6%)
BRAZIL (0.6%)
BANKS (0.6%)
    Banco Itau SA                                    2,258,908         198,474
                                                                   -----------
ENERGY (0.0%)
    Petroleo Brasileiro SA                                 147           4,441
                                                                   -----------
    TOTAL BRAZIL                                                       202,915
                                                                   -----------
TAIWAN (0.0%)
BANKS (0.0%)
    Taishin International Bank                             750             240
                                                                   -----------
    TOTAL TAIWAN                                                           240
                                                                   -----------
TOTAL PREFERRED STOCKS (Cost $189,686)                                 203,155
                                                                   -----------
RIGHTS (0.0%)
MALAYSIA (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    Telecomasia Corp. Public Co., Ltd.+ (Cost $0)       50,021               0
                                                                   -----------
SHORT TERM INVESTMENTS (8.5%)
    Institutional Money Market Trust                 1,371,705       1,371,706
    RBB Money Market Portfolio                       1,683,762       1,683,762
                                                                   -----------
TOTAL SHORT TERM INVESTMENTS (Cost $3,055,468)                       3,055,468
                                                                   -----------
TOTAL INVESTMENTS AT VALUE (98.2%)
   (Cost $35,067,128*)                                              35,444,233

OTHER ASSETS IN EXCESS OF LIABILITIES (1.8%)                           674,079
                                                                   -----------
NET ASSETS (100.0%)                                                $36,118,312
                                                                   ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                         GDR = Global Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security
* Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (94.5%)
AEROSPACE & DEFENSE (0.7%)
    Litton Industries, Inc.+                             6,000     $   252,000
                                                                   -----------
BUILDING & BUILDING MATERIALS (1.0%)
    Lennar Corp.                                        18,000         364,500
                                                                   -----------
BUSINESS SERVICES (8.4%)
    BISYS Group, Inc.+                                   4,500         276,750
    Equifax, Inc.                                       16,100         423,631
    Express Scripts, Inc. Class A+                       5,800         360,325
    Forrester Research, Inc.+                            4,000         291,250
    INSpire Insurance Solutions, Inc.+                  80,000         240,000
    On Assignment, Inc.+                                16,000         488,000
    QRS Corp.+                                           8,100         198,956
    SunGard Data Systems, Inc.+                          2,600          80,600
    TeleTech Holdings, Inc.+                            10,000         310,625
    TMP Worldwide, Inc.+                                 4,500         332,156
    West Teleservices Corp.                              9,000         227,812
                                                                   -----------
                                                                     3,230,105
                                                                   -----------
COMMUNICATIONS & MEDIA (1.9%)
    Cox Radio, Inc.                                      4,700         131,600
    InfoSpace.com, Inc.+                                 6,100         337,025
    SeaChange International, Inc.+                       9,500         274,312
                                                                   -----------
                                                                       742,937
                                                                   -----------
COMPUTERS (7.3%)
    Amdocs, Ltd. +                                       6,000         460,500
    BackWeb Technologies, Ltd.+                         15,400         352,275
    Mercator Software Inc.+                              7,400         508,750
    Mercury Interactive Corp.+                           2,600         251,550
    National Instruments Corp.+                          6,700         292,287
    NVIDIA Corp.+                                        6,000         381,375
    Phone.com, Inc.+                                     4,000         260,500
    Scitex Corp., Ltd.+                                 11,500         127,219
    Telxon Corp.+                                        8,334         148,970
                                                                   -----------
                                                                     2,783,426
                                                                   -----------
CONSUMER SERVICES (2.3%)
    DeVry, Inc.+                                        11,000         290,812
    ITT Educational Services, Inc.+                     19,900         349,494
    Sylvan Learning Systems, Inc.+                      16,500         226,875
                                                                   -----------
                                                                       867,181
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
ELECTRONICS (18.9%)
    Altera Corp.+                                        3,500     $   356,781
    Amkor Technology, Inc.+                             10,900         384,906
    Burr-Brown Corp.+                                    5,600         485,450
    Celestica, Inc. ADR+                                 7,200         357,300
    Cognex Corp.+                                        5,900         305,325
    DSP Group, Inc.+                                     6,000         336,000
    Intersil Holding Corp.+                              7,000         378,437
    Lattice Semiconductor Corp.+                         5,100         352,537
    Maxim Integrated Products, Inc.+                     5,400         366,862
    Metalink, Ltd.+                                     10,000         296,250
    Microsemi Corp.+                                    12,100         410,644
    Novellus Systems, Inc.+                              6,000         339,375
    Orbotech, Ltd.+                                      4,000         371,500
    Power-One, Inc.+                                     4,800         546,900
    Sawtek Inc.+                                         5,600         322,350
    Semtech Corp.+                                       4,700         359,477
    Symbol Technologies, Inc.                            5,650         314,634
    Telcom Semiconductor, Inc.+                          8,500         343,187
    Varian Semiconductor Equipment Associates, Inc.+     5,700         358,031
    Vishay Intertechnology, Inc.+                        6,700         254,181
                                                                   -----------
                                                                     7,240,127
                                                                   -----------
ENERGY (2.6%)
    Apache Corp.                                         6,000         352,875
    EOG Resources, Inc.                                  9,200         308,200
    Noble Affiliates, Inc.                               9,000         335,250
                                                                   -----------
                                                                       996,325
                                                                   -----------
FINANCIAL SERVICES (3.7%)
    Ambac Financial Group, Inc.                          7,000         383,687
    IndyMac Mortgage Holdings, Inc.                     20,400         276,675
    Investment Technology Group, Inc.                    5,800         246,862
    PartnerRe Ltd.                                       7,000         248,063
    Trenwick Group, Inc.                                17,500         254,844
                                                                   -----------
                                                                     1,410,131
                                                                   -----------
HEALTHCARE (7.1%)
    Caremark Rx, Inc.+                                  55,000         374,688
    Coherent, Inc.+                                      5,500         461,313
    Community Health Systems, Inc.+                     20,000         323,750
    Cytyc Corp.+                                         5,500         293,563
    Foundation Health Systems, Inc. Class A+            20,000         260,000
    IVAX Corp.+                                          7,600         315,400
    Mid Atlantic Medical Services, Inc.+                25,200         340,200
    Tenet Healthcare Corp.+                             12,300         332,100
                                                                   -----------
                                                                     2,701,014
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
LODGING & RESTAURANTS (0.4%)
    Park Place Entertainment Corp.+                     12,100     $   147,469
                                                                   -----------
OIL SERVICES (8.3%)
    BJ Services Co.+                                     5,500         343,750
    CARBO Ceramics, Inc.                                15,100         530,388
    Cooper Cameron Corp.+                                4,400         290,400
    Ensco International, Inc.                           10,000         358,125
    Nabors Industries, Inc.+                             9,100         378,219
    Noble Drilling Corp.+                                7,200         296,550
    Pogo Producing Co.                                  16,000         354,000
    Pride International, Inc.+                          13,000         321,750
    Smith International, Inc.+                           4,000         291,250
                                                                   -----------
                                                                     3,164,432
                                                                   -----------
PHARMACEUTICALS (9.5%)
    Aclara Biosciences Inc.+                             7,500         382,031
    ALPHARMA , Inc. Class A                              5,500         342,375
    Biovail Corp.+                                       6,800         376,975
    Elan Corp. PLC ADR+                                  8,000         387,500
    Gene Logic, Inc.+                                    7,600         271,225
    ILEX Oncology, Inc.+                                 9,000         317,250
    Jones Pharma, Inc.                                  10,000         399,375
    Kos Pharmaceuticals, Inc.+                          21,500         345,344
    Pharmacopeia, Inc.+                                 10,100         468,388
    QLT PhotoTherapeutics, Inc.+                         4,500         347,906
                                                                   -----------
                                                                     3,638,369
                                                                   -----------
REAL ESTATE (2.4%)
    AMB Property Corp.                                  15,000         342,188
    Boston Properties, Inc.                              8,000         305,500
    Prologis Trust                                      13,500         287,719
                                                                   -----------
                                                                       935,407
                                                                   -----------
RETAIL (2.5%)
    Linens `n Things, Inc.+                             11,400         309,225
    Office Depot, Inc.+                                 17,000         106,250
    Too, Inc.+                                          12,800         325,600
    Ultimate Electronics, Inc.+                          8,000         214,375
                                                                   -----------
                                                                       955,450
                                                                   -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                         OF
                                                       SHARES         VALUE
                                                       ------         -----

COMMON STOCKS (CONT'D)
TELECOMMUNICATIONS & EQUIPMENT (16.8%)
    Advanced Fibre Communications, Inc.+                 7,000     $   317,188
    Aeroflex, Inc.+                                      6,500         322,969
    Andrew Corp.+                                       10,000         335,625
    Antec Corp.+                                         9,000         374,063
    Audiocodes, Ltd.+                                    3,200         384,000
    Clarent Corp.+                                       6,000         429,000
    DSET Corp.+                                         11,200         340,200
    Harris Corp.                                        13,000         425,750
    McLeodUSA, Inc. Class A+                            12,300         254,456
    Natural Microsystems Corp.+                          3,300         371,044
    Polycom, Inc.+                                       5,900         555,153
    Scientific-Atlanta, Inc.                             4,000         298,000
    Spectrasite Holdings, Inc.+                         15,200         431,300
    SymmetriCom, Inc.+                                  17,600         444,400
    Tekelec+                                             8,700         419,231
    TTI Team Telecom International, Ltd.+                9,200         331,200
    Turnstone Systems, Inc.+                             2,400         397,613
                                                                   -----------
                                                                     6,431,192
                                                                   -----------
UTILITIES - GAS (0.7%)
    Kinder Morgan, Inc.                                  8,200         283,413
                                                                   -----------
TOTAL COMMON STOCKS (Cost $30,900,397)                              36,143,478
                                                                   -----------
SHORT TERM INVESTMENTS (7.8%)
    Institutional Money Market Trust                 1,171,153       1,171,153
    RBB Money Market Portfolio                       1,819,274       1,819,274
                                                                   -----------
TOTAL SHORT TERM INVESTMENTS (Cost $2,990,427)                       2,990,427
                                                                   -----------
TOTAL INVESTMENTS AT VALUE (102.3%)
   (Cost $33,890,824*)                                              39,133,905

LIABILITIES IN EXCESS OF OTHER ASSETS (2.3%)                          (892,491)
                                                                   -----------
NET ASSETS (100%)                                                  $38,241,414
                                                                   ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security
* Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                             INTERNATIONAL   SMALL COMPANY   GLOBAL POST-VENTURE
                                                           EQUITY PORTFOLIO GROWTH PORTFOLIO   CAPITAL PORTFOLIO
                                                           ---------------- ---------------- -------------------
ASSETS
    Investments, at value (Cost-$536,108,531,
      $1,180,751,593, $147,369,982, $21,617,929,
      $35,067,128 and $33,890,824, respectively)             $614,393,660    $1,473,099,176      $189,309,147
    Foreign currency (Cost-$924,646, $0, $9,469, $7,
      $1,301,340 and $0, respectively)                            936,787                 0             9,306
    Receivable for investments sold                            14,391,236           229,868        11,375,403
    Dividends, interest, and reclaims receivable                1,589,167           503,179           180,953
    Receivable for fund shares sold                                     0                 0           472,639
    Prepaid expenses and other assets                               3,040               338                 0
                                                             ------------    --------------      ------------
      Total Assets                                            631,313,890     1,473,832,561       201,347,448
                                                             ------------    --------------      ------------
LIABILITIES
    Advisory fee payable                                          513,196         1,028,497           178,655
    Administrative services fee payable                           105,754           210,555            31,260
    Payable for investments purchased                           9,026,587        17,105,962         7,806,086
    Payable for fund shares redeemed                                    0                 0             6,430
    Accrued expenses payable                                       46,339            41,211            27,649
    Other liabilities                                             224,238           221,584           357,239
                                                             ------------    --------------      ------------
      Total Liabilities                                         9,916,114        18,607,809         8,407,319
                                                             ------------    --------------      ------------
NET ASSETS
    Capital Stock, $.001 par value                                 40,769            54,239             9,543
    Paid-in capital                                           467,255,429       891,148,788       133,491,090
    Accumulated undistributed net investment income             2,662,973        (4,439,264)         (545,437)
    Accumulated net realized gain (loss) from investments
      and foreign currency related items                       73,185,128       276,113,408        18,056,725
    Net unrealized appreciation from investments and
      foreign currency related items                           78,253,477       292,347,581        41,928,208
                                                             ------------    --------------      ------------
      Net Assets                                             $621,397,776    $1,455,224,752      $192,940,129
                                                             ============    ==============      ============
NET ASSET VALUE
    Net assets                                               $621,397,776    $1,455,224,752      $192,940,129
                                                             ------------    --------------      ------------
    Shares outstanding                                         40,768,852        54,239,074         9,542,972
                                                             ------------    --------------      ------------
    Net asset value, offering price and redemption
       price per share                                             $15.24            $26.83            $20.22
                                                                   ======            ======            ======

                                                               VALUE        EMERGING          EMERGING
                                                              PORTFOLIO  MARKETS PORTFOLIO GROWTH PORTFOLIO
                                                             ----------- ----------------- ----------------
ASSETS
    Investments, at value (Cost-$536,108,531,
      $1,180,751,593, $147,369,982, $21,617,929,
      $35,067,128 and $33,890,824, respectively)             $21,685,735    $35,444,233      $39,133,905
    Foreign currency (Cost-$924,646, $0, $9,469, $7,
      $1,301,340 and $0, respectively)                                 7      1,301,868                0
    Receivable for investments sold                              945,547              7          957,539
    Dividends, interest, and reclaims receivable                  39,137        105,914           20,638
    Receivable for fund shares sold                                    0              0                0
    Prepaid expenses and other assets                              1,997          3,687           11,978
                                                             -----------    -----------      -----------
      Total Assets                                            22,672,423     36,855,709       40,124,060
                                                             -----------    -----------      -----------
LIABILITIES
    Advisory fee payable                                          12,804         30,557           28,988
    Administrative services fee payable                            2,285          3,559            2,938
    Payable for investments purchased                            562,028        643,702        1,797,289
    Payable for fund shares redeemed                                   0              0                0
    Accrued expenses payable                                       3,188         24,584           52,991
    Other liabilities                                             12,298         34,995              440
                                                             -----------    -----------      -----------
      Total Liabilities                                          592,603        737,397        1,882,646
                                                             -----------    -----------      -----------
NET ASSETS
    Capital Stock, $.001 par value                                 1,903          2,778            2,604
    Paid-in capital                                           21,746,412     34,967,912       35,840,260
    Accumulated undistributed net investment income              125,425        495,982          (27,083)
    Accumulated net realized gain (loss) from investments
      and foreign currency related items                         138,274        259,925       (2,817,448)
    Net unrealized appreciation from investments and
      foreign currency related items                              67,806        391,715        5,243,081
                                                             -----------    -----------      -----------
      Net Assets                                             $22,079,820    $36,118,312      $38,241,414
                                                             ===========    ===========      ===========
NET ASSET VALUE
    Net assets                                               $22,079,820    $36,118,312      $38,241,414
                                                             -----------    -----------      -----------
    Shares outstanding                                         1,903,139      2,777,528        2,603,617
                                                             -----------    -----------      -----------
    Net asset value, offering price and redemption
       price per share                                            $11.60         $13.00           $14.69
                                                                  ======         ======           ======

                 See Accompanying Notes to Financial Statements.

                                    46 & 47

WARBURG PINCUS TRUST
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                     INTERNATIONAL      SMALL COMPANY   GLOBAL POST-VENTURE
                                                   EQUITY PORTFOLIO   GROWTH PORTFOLIO   CAPITAL PORTFOLIO
                                                   ----------------   ----------------  -------------------
INVESTMENT INCOME:
    Dividends                                       $   5,720,012     $    (144,166)      $    186,551
    Interest                                            1,383,059         3,851,156            550,688
    Foreign Taxes Withheld                               (421,347)                0             (9,019)
                                                    -------------     -------------       ------------
      Total investment income                           6,681,724         3,706,990            728,220
                                                    -------------     -------------       ------------
EXPENSES:
    Investment Advisory Fees                            3,128,656         6,605,858          1,137,194
    Administrative Services Fees                          645,105         1,337,395            184,035
    Custodian/Sub-custodian Fees                          163,836           127,749             20,878
    Transfer Agent Fees                                    72,051           161,394             25,164
    Legal Fees                                             29,214            32,322              4,397
    Printing Fees                                          28,031            32,265              8,711
    Audit Fees                                             12,947            15,018              6,510
    Interest Expense                                        6,229             2,189                142
    Offering/Organizational costs                           3,006             9,880                  0
    Directors Fees                                          1,693             1,526              1,325
    Insurance Expense                                         426             1,141                320
    Miscellaneous Expenses                                  5,680             5,008              1,615
                                                    -------------     -------------       ------------
                                                        4,096,874         8,331,745          1,390,291
                                                    -------------     -------------       ------------
    Less: fees waived, expenses reimbursed and
       transfer agent fee offsets                         (78,123)         (185,491)          (116,634)
                                                    -------------     -------------       ------------
      Total expenses                                    4,018,751         8,146,254          1,273,657
                                                    -------------     -------------       ------------
        Net investment income (loss)                    2,662,973        (4,439,264)          (545,437)
                                                    -------------     -------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
    Net realized gain (loss) from investments
      (net of capital gains taxes of $38,979
      for the Emerging Markets Portfolio)              56,328,146       194,644,168         21,418,284
    Net realized loss from foreign currency
      related items                                        (7,357)                0            (61,016)
    Net change in unrealized appreciation
      (depreciation) from investments (net
      of estimated deferred capital gains
      taxes of $8,129 for the Emerging
      Markets Portfolio)                             (104,101,107)     (186,664,271)       (16,874,339)
    Net change in unrealized appreciation
      (depreciation) from foreign
      currency related items                               31,089                 0            (10,942)
                                                    -------------     -------------       ------------
    Net realized and unrealized gain (loss)
      from investments and foreign currency
      related items                                   (47,749,229)        7,979,897          4,471,987
                                                    -------------     -------------       ------------
    Net increase (decrease) in net assets
      resulting from operations                     $ (45,086,256)    $   3,540,633       $  3,926,550
                                                    =============     =============       ============


                                                     VALUE          EMERGING           EMERGING
                                                   PORTFOLIO    MARKETS PORTFOLIO  GROWTH PORTFOLIO
                                                   ----------   -----------------  ----------------
INVESTMENT INCOME:
    Dividends                                       $ 186,658     $   605,876         $   19,102
    Interest                                           47,505         104,458             81,477
    Foreign Taxes Withheld                             (2,374)        (60,413)                 0
                                                    ---------     -----------         ----------
      Total investment income                         231,789         649,921            100,579
                                                    ---------     -----------         ----------
EXPENSES:
    Investment Advisory Fees                           79,773         173,006             91,917
    Administrative Services Fees                       28,526          35,330             20,855
    Custodian/Sub-custodian Fees                       16,885          11,100             23,974
    Transfer Agent Fees                                 1,733           5,759              1,700
    Legal Fees                                          1,006             573              5,794
    Printing Fees                                       4,731               0              8,737
    Audit Fees                                          6,456           1,032              2,250
    Interest Expense                                       10           1,379                 59
    Offering/Organizational costs                           0               0             14,625
    Directors Fees                                      1,294           1,392              1,299
    Insurance Expense                                     178               0                  0
    Miscellaneous Expenses                                882               0                849
                                                    ---------     -----------         ----------
                                                      141,474         229,571            172,059
                                                    ---------     -----------         ----------
    Less: fees waived, expenses reimbursed and
       transfer agent fee offsets                     (35,110)        (35,804)           (44,397)
                                                    ---------     -----------         ----------
      Total expenses                                  106,364         193,767            127,662
                                                    ---------     -----------         ----------
        Net investment income (loss)                  125,425         456,154            (27,083)
                                                    ---------     -----------         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
    Net realized gain (loss) from investments
      (net of capital gains taxes of $38,979
      for the Emerging Markets Portfolio)             (29,655)       (172,610)        (2,861,252)
    Net realized loss from foreign currency
      related items                                         0         (84,062)                 0
    Net change in unrealized appreciation
      (depreciation) from investments (net
      of estimated deferred capital gains
      taxes of $8,129 for the Emerging
      Markets Portfolio)                             (665,046)     (3,189,694)         4,316,068
    Net change in unrealized appreciation
      (depreciation) from foreign
      currency related items                                0         (10,941)                 0
                                                    ---------     -----------         ----------
    Net realized and unrealized gain (loss)
      from investments and foreign currency
      related items                                  (694,701)     (3,457,307)         1,454,816
                                                    ---------     -----------         ----------
    Net increase (decrease) in net assets
      resulting from operations                     $(569,276)    $(3,001,153)        $1,427,733
                                                    =========     ===========         ==========


                 See Accompanying Notes to Financial Statements.

                                     48 & 49

WARBURG PINCUS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                 INTERNATIONAL EQUITY PORTFOLIO           SMALL COMPANY GROWTH PORTFOLIO
                                                -----------------------------------     ---------------------------------
                                                    FOR THE                                FOR THE
                                                   SIX MONTHS           FOR THE           SIX MONTHS         FOR THE
                                                     ENDED             YEAR ENDED           ENDED           YEAR ENDED
                                                 JUNE 30, 2000         DECEMBER 31,     JUNE 30, 2000       DECEMBER 31,
                                                   (UNAUDITED)             1999           (UNAUDITED)           1999
                                                 --------------       -------------     --------------     --------------
FROM OPERATIONS:
  Net investment income (loss)                  $     2,662,973     $     2,539,419     $   (4,439,264)    $   (5,595,002)
  Net realized gain (loss) from investments
    and foreign currency related items
    (net of capital gains taxes of $38,979
    for the Emerging Markets Portfolio)              56,320,789          57,482,805        194,644,168        163,829,479
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency related items                 (104,070,018)        149,553,409       (186,664,271)       339,691,475
                                                ---------------     ---------------     --------------     --------------
    Net increase in net assets resulting
      from operations                               (45,086,256)        209,575,633          3,540,633        497,925,952
                                                ---------------     ---------------     --------------     --------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                        0          (2,649,195)                 0                  0
  Dividends in excess of net
    investment income                                         0          (2,482,363)                 0                  0
  Distributions from net realized gains                       0                   0                  0        (35,522,021)
                                                ---------------     ---------------     --------------     --------------
    Net increase (decrease) in net assets
      from dividends and distributions                        0          (5,131,558)                 0        (35,522,021)
                                                ---------------     ---------------     --------------     --------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                    1,096,019,518       1,305,822,809        463,385,013        283,714,477
  Reinvestment of dividends and
    distributions                                             0           5,130,825                  0         35,522,021
  Net asset value of shares redeemed             (1,040,082,872)     (1,264,974,781)      (284,242,481)      (244,001,007)
                                                ---------------     ---------------     --------------     --------------
  Net increase in net assets from
    capital share transactions                       55,936,646          45,978,853        179,142,532         75,235,491
                                                ---------------     ---------------     --------------     --------------
  Net increase in net assets                         10,850,390         250,422,928        182,683,165        537,639,422

NET ASSETS:
  Beginning of period                               610,547,386         360,124,458      1,272,541,587        734,902,165
                                                ---------------     ---------------     --------------     --------------
  End of period                                 $   621,397,776     $   610,547,386     $1,455,224,752     $1,272,541,587
                                                ===============     ===============     ==============     ==============
  UNDISTRIBUTED NET INVESTMENT
    INCOME/(LOSS)                               $     2,662,973     $             0     $   (4,439,264)    $            0
                                                ===============     ===============     ==============     ==============


                                                      GLOBAL POST-VENTURE                       VALUE
                                                       CAPITAL PORTFOLIO                      PORTFOLIO
                                                -------------------------------     -----------------------------
                                                   FOR THE                             FOR THE
                                                  SIX MONTHS        FOR THE           SIX MONTHS      FOR THE
                                                    ENDED          YEAR ENDED           ENDED        YEAR ENDED
                                                JUNE 30, 2000      DECEMBER 31,     JUNE 30, 2000    DECEMBER 31,
                                                  (UNAUDITED)          1999           (UNAUDITED)        1999
                                                -------------     -------------     -------------    ------------
FROM OPERATIONS:
  Net investment income (loss)                  $    (545,437)    $    (666,292)    $    125,425     $   176,782
  Net realized gain (loss) from investments
    and foreign  currency related items
    (net of capital gains taxes of $38,979
    for the Emerging Markets Portfolio)            21,357,268         2,500,790          (29,655)        971,681
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency related items                (16,885,281)       46,728,153         (665,046)       (475,962)
                                                -------------     -------------     ------------     -----------
    Net increase in net assets resulting
      from operations                               3,926,550        48,562,651         (569,276)        672,501
                                                -------------     -------------     ------------     -----------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                      0                 0                0        (188,412)
  Dividends in excess of net
    investment income                                       0                 0                0               0
  Distributions from net realized gains                     0                 0                0        (339,280)
                                                -------------     -------------     ------------     -----------
    Net increase (decrease) in net assets
      from dividends and distributions                      0                 0                0        (527,692)
                                                -------------     -------------     ------------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                    139,501,953       150,704,290       14,618,888      12,034,989
  Reinvestment of dividends and
    distributions                                           0                 0                0         526,754
  Net asset value of shares redeemed             (102,271,984)     (109,538,405)     (12,123,024)     (6,934,089)
                                                -------------     -------------     ------------     -----------
  Net increase in net assets from
    capital share transactions                     37,229,969        41,165,885        2,495,864       5,627,654
                                                -------------     -------------     ------------     -----------
  Net increase in net assets                       41,156,519        89,728,536        1,926,588       5,772,463

NET ASSETS:
  Beginning of period                             151,783,610        62,055,074       20,153,232      14,380,769
                                                -------------     -------------     ------------     -----------
  End of period                                 $ 192,940,129     $ 151,783,610     $ 22,079,820     $20,153,232
                                                =============     =============     ============     ===========
  UNDISTRIBUTED NET INVESTMENT
    INCOME/(LOSS)                               $    (545,437)    $           0     $    125,425     $         0
                                                =============     =============     ============     ===========


                                                       EMERGING MARKETS                  EMERGING GROWTH
                                                           PORTFOLIO                         PORTFOLIO
                                                -----------------------------   ------------------------------------
                                                   FOR THE                         FOR THE          FOR THE PERIOD
                                                  SIX MONTHS      FOR THE         SIX MONTHS      SEPTEMBER 13, 1999
                                                    ENDED        YEAR ENDED         ENDED          (COMMENCEMNET OF
                                                JUNE 30, 2000    DECEMBER 31,   JUNE 30, 2000    OPERATIONS) THROUGH
                                                  (UNAUDITED)        1999         (UNAUDITED)     DECEMBER 31, 1999
                                                -------------    ------------   -------------    -------------------
FROM OPERATIONS:
  Net investment income (loss)                  $    456,154     $    31,454     $   (27,083)        $       66
  Net realized gain (loss) from investments
    and foreign currency related items
    (net of capital gains taxes of $38,979
    for the Emerging Markets Portfolio)             (256,672)      1,312,749      (2,861,252)            44,291
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency related items                (3,200,635)      3,519,465       4,316,068            927,013
                                                ------------     -----------     -----------         ----------
    Net increase in net assets resulting
      from operations                             (3,001,153)      4,863,668       1,427,733            971,370
                                                ------------     -----------     -----------         ----------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                     0         (38,222)              0            (35,553)
  Dividends in excess of net
    investment income                                      0               0               0                  0
  Distributions from net realized gains                    0        (575,706)              0                  0
                                                ------------     -----------     -----------         ----------
    Net increase (decrease) in net assets
      from dividends and distributions                     0        (613,928)              0            (35,553)
                                                ------------     -----------     -----------         ----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                    40,414,632      12,160,959      31,309,978          5,704,415
  Reinvestment of dividends and
    distributions                                          0         612,463               0             35,553
  Net asset value of shares redeemed             (18,075,936)     (2,938,165)     (1,120,529)           (51,553)
                                                ------------     -----------     -----------         ----------
  Net increase in net assets from
    capital share transactions                    22,338,696       9,835,257      30,189,449          5,688,415
                                                ------------     -----------     -----------         ----------
  Net increase in net assets                      19,337,543      14,084,997      31,617,182          6,624,232

NET ASSETS:
  Beginning of period                             16,780,769       2,695,772       6,624,232                  0
                                                ------------     -----------     -----------         ----------
  End of period                                 $ 36,118,312     $16,780,769     $38,241,414         $6,624,232
                                                ============     ===========     ===========         ==========
  UNDISTRIBUTED NET INVESTMENT
    INCOME/(LOSS)                               $    495,982     $    39,828     $   (27,083)        $        0
                                                ============     ===========     ===========         ==========

                 See Accompanying Notes to Financial Statements.

                                     50 & 51

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                             FOR THE SIX
                                            MONTHS ENDED                    FOR THE YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2000      -----------------------------------------------------------
                                             (UNAUDITED)         1999         1998        1997         1996        1995(1)
                                             -----------       --------     --------    --------     --------     --------
PER SHARE DATA
  Net asset value, beginning of period         $  16.70        $  10.99     $  10.49    $  11.48     $  10.65     $ 10.00
                                               --------        --------     --------    --------     --------     -------
INVESTMENT ACTIVITIES:
  Net investment income                            0.07            0.08         0.08        0.10         0.00        0.03
  Net gains (losses) from investments and
    foreign currency related items (both
    realized and unrealized)                      (1.53)           5.78         0.48       (0.37)        1.06        0.70
                                               --------        --------     --------    --------     --------     -------
      Total from investment activities            (1.46)           5.86         0.56       (0.27)        1.06        0.73
                                               --------        --------     --------    --------     --------     -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income             0.00           (0.08)       (0.05)      (0.01)       (0.06)      (0.01)
  Dividends in excess of net
    investment income                              0.00           (0.07)        0.00        0.00        (0.10)      (0.07)
  Distributions from net realized gains            0.00            0.00        (0.01)       0.00        (0.06)       0.00
  Distributions in excess of net
    realized gains                                 0.00            0.00         0.00       (0.71)       (0.01)       0.00
                                               --------        --------     --------    --------     --------     -------
      Total dividends and distributions            0.00           (0.15)       (0.06)      (0.72)       (0.23)      (0.08)
                                               --------        --------     --------    --------     --------     -------
NET ASSET VALUE, END OF PERIOD                 $  15.24        $  16.70     $  10.99    $  10.49     $  11.48     $ 10.65
                                               ========        ========     ========    ========     ========     =======
      Total return                                (8.74)%(2)      53.43%        5.35%      (2.26)%       9.98%       7.30%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)       $621,398        $610,547     $360,124    $347,229     $298,218     $64,537
    Ratio of expenses to average net assets        1.31%(3)(4)     1.33%(4)     1.33%(4)    1.36%(4)     1.36%(4)    1.44%(3)
    Ratio of net income to average net assets       .85%(3)         .63%         .68%        .66%         .64%        .48%(3)
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                .00%            .00%         .00%        .00%         .04%        .77%(3)
Portfolio turnover rate                           55.47%         144.67%      105.28%      78.65%       30.82%       8.31%

--------------------------------------------------------------------------------
(1) For the period June 30, 1995 (commencement of operations) through December 31, 1995.
(2)  Non-annualized.
(3)  Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .03% for the six months ended June 30, 2000 and .01%, .00%, .01% and .00% for each of the years ended December 31, 1999, 1998, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.28% for the six months ended June 30, 2000 and 1.32%, 1.33%, 1.35% and 1.36% for each of the years ended December 31, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                            FOR THE SIX
                                            MONTHS ENDED                     FOR THE YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2000      ------------------------------------------------------------
                                            (UNAUDITED)          1999          1998        1997         1996       1995(1)
                                           -------------      ----------     --------    --------     --------     -------
PER SHARE DATA
  Net asset value, beginning of period       $    26.20       $    16.01     $  16.48    $  14.25     $  12.51     $ 10.00
                                             ----------       ----------     --------    --------     --------     -------
INVESTMENT ACTIVITIES:
  Net investment loss                             (0.06)           (0.12)       (0.06)      (0.07)       (0.06)      (0.01)
  Net gains (losses) from investments
    and foreign currency related items
    (both realized and unrealized)                 0.69            11.07        (0.41)       2.30         1.80        2.52
                                             ----------       ----------     --------    --------     --------     -------
      Total from investment activities             0.63            10.95        (0.47)       2.23         1.74        2.51
                                             ----------       ----------     --------    --------     --------     -------
LESS DISTRIBUTIONS:
  Distributions from net realized gains            0.00            (0.76)        0.00        0.00         0.00        0.00
                                             ----------       ----------     --------    --------     --------     -------
NET ASSET VALUE, END OF PERIOD               $    26.83       $    26.20     $  16.01    $  16.48     $  14.25     $ 12.51
                                             ==========       ==========     ========    ========     ========     =======
      Total return                                 2.40%(2)        69.08%       (2.85)%     15.65%       13.91%      25.10%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)     $1,455,225       $1,272,542     $734,902    $666,394     $339,398     $97,445
    Ratio of expenses to average net assets        1.14%(3)(4)      1.15%(4)     1.14%(4)    1.15%(4)     1.16%(4)    1.25%(3)
    Ratio of net loss to average net assets        (.60)%(3)        (.72)%       (.51)%      (.56)%       (.66)%      (.36)%(3)
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                .00%             .00%         .00%        .00%         .01%        .25%(3)
Portfolio turnover rate                           49.47%          121.97%       65.61%      92.45%      101.50%      34.25%


--------------------------------------------------------------------------------
(1) For the period June 30, 1995 (commencement of operations) through December 31, 1995.
(2)  Non-annualized.
(3)  Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .03% for the six months ended June 30, 2000 and .01%, .00%, .01% and .00% for each of the years ended December 31, 1999, 1998, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.11% for the six months ended June 30, 2000 and 1.14%, 1.14%, 1.14% and 1.16% for each of the years ended December 31, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GLOBAL POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                              FOR THE SIX
                                             MONTHS ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2000      -----------------------------------------------
                                              (UNAUDITED)         1999         1998        1997          1996(1)
                                               --------         --------      -------     -------       -------
PER SHARE DATA
  Net asset value, beginning of period         $  19.26         $  11.82      $ 11.06     $  9.76       $ 10.00
                                               --------         --------      -------     -------       -------
INVESTMENT ACTIVITIES:
  Net investment loss                             (0.05)           (0.08)       (0.04)      (0.08)         0.00
  Net gains (losses) from investments
    and foreign currency related items
    (both realized and unrealized)                 1.01             7.52         0.80        1.38         (0.24)
                                               --------         --------      -------     -------       -------
      Total from investment activities             0.96             7.44         0.76        1.30         (0.24)
                                               --------         --------      -------     -------       -------
NET ASSET VALUE, END OF PERIOD                 $  20.22         $  19.26      $ 11.82     $ 11.06       $  9.76
                                               ========         ========      =======     =======       =======
      Total return                                 4.98%(2)        62.94%        6.87%      13.34%        (2.40)%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)       $192,940         $151,784      $62,055     $30,520       $12,400
    Ratio of expenses to average net assets        1.43%(3)(4)      1.41%(4)     1.40%(4)    1.40%(4)      1.41%(3)(4)
    Ratio of net income (loss) to average
      net assets                                   (.60)%(3)        (.87)%       (.83)%      (.75)%         .80%(3)
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                .10%(3)          .18%         .30%        .18%         4.16%(3)
Portfolio turnover rate                           22.12%           44.38%       73.18%     238.12%         6.80%

--------------------------------------------------------------------------------
(1) For the period September 30, 1996 (commencement of operations) through December 31, 1996.
(2)  Non-annualized.
(3)  Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .03% for the six months ended June 30, 2000 and .01%, .00%, .00% and .01% for each of the years or period ended December 31, 1999, 1998, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.40% for the six months ended June 30, 2000 and 1.40%, 1.40%, 1.40%, and 1.40% for each of the years or period ended December 31, 1999, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                              FOR THE SIX
                                              MONTHS ENDED        FOR THE YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2000     -----------------------------------
                                               (UNAUDITED)        1999         1998         1997(1)
                                              -------------      -------      -------       ------
PER SHARE DATA
  Net asset value, beginning of period           $ 11.89         $ 11.48      $ 10.33       $10.00
                                                 -------         -------      -------       ------
INVESTMENT ACTIVITIES:
  Net investment income                             0.06            0.33         0.09         0.04
  Net gains (losses) from investments and
    foreign currency related items (both
    realized and unrealized)                       (0.35)           0.38         1.16         0.35
                                                 -------         -------      -------       ------
      Total from investment activities             (0.29)           0.71         1.25         0.39
                                                 -------         -------      -------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income              0.00           (0.11)       (0.10)       (0.03)
  Return of capital                                 0.00            0.00         0.00        (0.03)
  Distributions from net realized gains             0.00           (0.19)        0.00         0.00
                                                 -------         -------      -------       ------
      Total dividends and distributions             0.00           (0.30)       (0.10)       (0.06)
                                                 -------         -------      -------       ------
NET ASSET VALUE, END OF PERIOD                   $ 11.60         $ 11.89      $ 11.48       $10.33
                                                 =======         =======      =======       ======
      Total return                                 (2.44)%(2)       6.24%       12.13%        3.89%(2)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)         $22,080         $20,153      $14,381       $1,993
    Ratio of expenses to average net assets         1.02%(3)(4)     1.01%(4)     1.00%(4)     1.00%(3)(4)
    Ratio of net income to average net assets       1.18%(3)         .91%        1.11%        2.08%(3)
    Decrease reflected in above operating
      expense ratios due to
      waivers/reimbursements                         .31%(3)         .34%        1.22%        9.37%(3)
Portfolio turnover rate                            34.81%         102.13%       57.93%       64.38%

--------------------------------------------------------------------------------
(1) For the period October 31, 1997 (commencement of operations) through December 31, 1997.
(2)  Non-annualized.
(3)  Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% for the six months ended June 30, 2000 and .01%, .00% and .00% for each of the years or period ended December 31, 1999, 1998 and 1997, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.00% for the six months ended June 30, 2000 and 1.00%, 1.00%, and 1.00% for each of the years or period ended December 31, 1999, 1998 and 1997.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                             FOR THE SIX
                                                             MONTHS ENDED           FOR THE YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2000          -------------------------------
                                                              (UNAUDITED)              1999                1998
                                                              -----------           ----------          ----------
PER SHARE DATA
  Net asset value, beginning of period                          $ 14.18               $  8.19             $10.00
                                                                -------               -------             ------
INVESTMENT ACTIVITIES:
  Net investment income                                            0.17                  0.05(1)            0.10
  Net gains (losses) from investments and foreign
    currency related items (both realized and unrealized)         (1.35)                 6.56              (1.83)
                                                                -------               -------             ------
      Total from investment activities                            (1.18)                 6.61              (1.73)
                                                                -------               -------             ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                             0.00                 (0.04)             (0.08)
  Distributions from net realized capital gains                    0.00                 (0.58)              0.00
                                                                -------               -------             ------
      Total Dividends and Distributions                            0.00                 (0.62)             (0.08)
                                                                -------               -------             ------
NET ASSET VALUE, END OF PERIOD                                  $ 13.00               $ 14.18             $ 8.19
                                                                =======               =======             ======
      Total return                                                (8.32)%(2)            81.40%            (17.30)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                        $36,118               $16,781             $2,696
    Ratio of expenses to average net assets                        1.42%(3)(4)           1.42%(4)           1.40%(4)
    Ratio of net income (loss) to average net assets               3.30%(3)              (.19)%             2.09%
    Decrease reflected in above operating
      expense ratios due to waivers/reimbursements                  .23%(3)              1.73%              6.81%
Portfolio turnover rate                                          113.07%               145.38%             21.29%

--------------------------------------------------------------------------------

(1) Per share information is calculated using the average shares outstanding method.
(2) Non-annualized.
(3) Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .02% for the six months ended June 30, 2000 and .02% and .00% for each of the years ended December 31, 1999 and 1998, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.40% for the six months ended June 30, 2000 and 1.40% and 1.40% for each of the years ended December 31, 1999 and 1998 respectively.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                          FOR THE PERIOD
                                                         FOR THE SIX    SEPTEMBER 13, 1999
                                                        MONTHS ENDED    (COMMENCEMENT OF
                                                        JUNE 30, 2000  OPERATIONS) THROUGH
                                                         (UNAUDITED)    DECEMBER 31, 1999
                                                        -------------  -------------------
PER SHARE DATA
  Net asset value, beginning of period                     $ 13.07           $10.00
                                                           -------           ------
INVESTMENT ACTIVITIES:
  Net investment income                                       0.04             0.04
  Net gains from investments and foreign currency
    related items (both realized and unrealized)              1.58             3.14
                                                           -------           ------
      Total from investment activities                        1.62             3.18
                                                           -------           ------
LESS DIVIDENDS:
  Dividends from net investment income                        0.00            (0.11)
                                                           -------           ------
NET ASSET VALUE, END OF PERIOD                             $ 14.69           $13.07
                                                           =======           ======
      Total return                                           12.39%(1)        31.95%(1)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $38,241           $6,624
    Ratio of expenses to average net assets                   1.26%(2)(3)      1.25%(2)(3)
    Ratio of net income to average net assets                 (.27)%(2)         .01%(2)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements.                    .43%(2)         9.91%(2)
Portfolio turnover rate                                      74.41%           31.21%

--------------------------------------------------------------------------------

(1) Non-annualized.
(2) Annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .01% for the six months ended June 30, 2000 and had no effect for the period ended December 31, 1999. The Portfolio's operating expense ratio after reflecting these arrangements was 1.25% for the six months ended June 30, 2000 and 1.25% for the period ended December 31, 1999.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Trust (the "Trust"), a Massachusetts Business Trust, is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, and currently offers six investment Portfolios (the "Portfolios"). The International Equity Portfolio ("International Equity"), Global Post-Venture Capital Portfolio ("Global Post-Venture Capital"), formerly the Post-Venture Capital Portfolio, and the Value Portfolio ("Value"), formerly the Growth and Income Portfolio, are diversified. The Small Company Growth Portfolio ("Small Company Growth"), the Emerging Markets Portfolio ("Emerging Markets") and the Emerging Growth Portfolio ("Emerging Growth") are non-diversified.

   Investment objectives for each Portfolio are as follows: International Equity seeks long-term capital appreciation; Small Company Growth seeks capital growth; Global Post-Venture Capital and Emerging Markets seek long-term growth of capital; Value seeks long-term growth of capital and income; and Emerging Growth seeks maximum capital appreciation. Shares of a Portfolio are not available directly to individual investors but may be offered only through (a) variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. Certain Portfolios may not be available in connection with a particular contract or plan.

   The net asset value ("NAV") of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   Global Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that, the Portfolio values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Portfolio's sub-investment adviser, generally receives on a quarterly basis. The Portfolio's NAV typically will not reflect interim changes in the values of its private-equity-portfolio investments.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolios isolate that portion of gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   International Equity, Emerging Markets and Global Post-Venture Capital may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   A Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Some Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At June 30, 2000, none of the Portfolios had open forward foreign currency contracts.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal income taxes as it is the Trust's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations. Costs incurred by the Portfolios in connection with the offering of their shares have been deferred and are being amortized over a one year period from the date each Portfolio commenced its operations.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned.

   Pursuant  to an  exemptive  order  issued  by  the  Securities  and  Exchange
Commission, each Portfolio, along with other Funds managed by Credit Suisse Asset Management LLC ("CSAM"), can transfer uninvested cash

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At June 30, 2000, none of the Portfolios had investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of their transfer agent expense. For the six months ended June 30, 2000, the Portfolios received credits or reimbursements under the arrangement as follows:

           PORTFOLIO                                                AMOUNT
           ----------                                             ---------
           International Equity                                   $ 78,123
           Small Company Growth                                    185,491
           Global Post-Venture Capital                              22,846
           Value                                                     2,555
           Emerging Markets                                          3,434
           Emerging Growth                                             746

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as each Portfolio's investment adviser. For its investment advisory services, CSAM receives the following fees based on each portfolio's average daily net assets:

           PORTFOLIO                                     ANNUAL RATE
           ----------                         ---------------------------------
           International Equity               1.00% of average daily net assets
           Small Company Growth               0.90% of average daily net assets
           Global Post-Venture Capital        1.25% of average daily net assets
           Value                              0.75% of average daily net assets
           Emerging Markets                   1.25% of average daily net assets
           Emerging Growth                    0.90% of average daily net assets

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For the period ended June 30, 2000, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                          GROSS                          NET          EXPENSE
           PORTFOLIO                  ADVISORY FEE      WAIVER      ADVISORY FEE   REIMBURSEMENTS
           ---------                  ------------     --------     -------------  --------------
      International Equity             $3,128,656      $      0       $3,128,656      $      0
      Small Company Growth              6,605,858             0        6,605,858             0
      Global Post-Venture Capital       1,137,194       (93,788)       1,043,406             0
      Value                                79,773       (16,600)          63,173             0
      Emerging Markets                    173,006       (15,762)         157,244             0
      Emerging Growth                      91,917        (9,492)          82,425       (23,946)

   Abbott serves as sub-investment adviser for Global Post-Venture Capital's assets invested in U.S. or foreign private limited partnerships or other investment Funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the net asset value of Private Fund Investments, which fee amount or a portion thereof may be waived by Abbott. No compensation is paid by Global Post-Venture Capital to Abbott for its sub-investment advisory services.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), a wholly-owned subsidiary of CSAM, and PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc. ("PNC"), also serve as each Portfolio's co-administrator. For its administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of each Portfolios' average daily net assets.

   For the six months ended June 30, 2000, co-administrative services fees earned by CSAMSI were as follows:

           PORTFOLIO                                       CO-ADMINISTRATION FEE
           --------                                        ---------------------
           International Equity                                   $312,866
           Small Company Growth                                    733,984
           Global Post-Venture Capital                              90,975
           Value                                                    10,636
           Emerging Markets                                         13,840
           Emerging Growth                                          10,213

   For its administrative services to Small Company Growth, Global Post-Venture Capital and Emerging Growth, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS               ANNUAL RATE
           ------------------------    ---------------------------------
           First $500 million          .100% of average daily net assets
           Next $1 billion             .075% of average daily net assets
           Over $1.5 billion           .050% of average daily net assets

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For its administrative services to Value, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                      ANNUAL RATE
           ------------------------           --------------------------------
           First $500 million                 .15% of average daily net assets
           Next $1 billion                    .10% of average daily net assets
           Over $1.5 billion                  .05% of average daily net assets

   For its administrative services to International Equity and Emerging Markets, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                      ANNUAL RATE
           ------------------------           --------------------------------
           First $250 million                 .12% of average daily net assets
           Second $250 million                .10% of average daily net assets
           Third $250 million                 .08% of average daily net assets
           Over $750 million                  .05% of average daily net assets

   For the six months ended June 30, 2000, administrative services fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                            GROSS                                      NET
           PORTFOLIO                CO-ADMINISTRATION FEE       WAIVER         CO-ADMINISTRATION FEE
           --------                 ---------------------      --------        ---------------------
      International Equity                 $332,239            $      0             $332,239
      Small Company Growth                  603,411                   0              603,411
      Global Post-Venture Capital            93,060                   0               93,060
      Value                                  17,890             (15,955)               1,935
      Emerging Markets                       21,490             (16,608)               4,882
      Emerging Growth                        10,642             (10,213)                 429

   Provident Distributors, Inc. serves as distributor of each Portfolio's shares without compensation. Effective August 1, 2000, Credit Suisse Asset Management Securities, Inc. will become distributor to the Trust without compensation.

3. LINE OF CREDIT

   The Portfolios, together with other Funds advised by CSAM, have established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating Funds in such manner as is determined by the governing Boards of the

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. At June 30, 2000, there were no loans outstanding for any of the Portfolios. During the six months ended June 30, 2000, borrowings under the Credit Facility were as follows:

                           AVERAGE DAILY        AVERAGE        MAXIMUM DAILY
PORTFOLIO                  LOAN BALANCE     INTEREST RATE %   LOAN OUTSTANDING
---------                  -------------    ---------------   ----------------
International Equity         $84,448             6.836%          $6,633,000
Emerging Markets              21,123             6.397%           1,468,000

4. INVESTMENTS IN SECURITIES

   For the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

           PORTFOLIO                                 PURCHASES       SALES
           ---------                                ------------  ------------
           International Equity                     $319,862,545  $323,854,323
           Small Company Growth                      711,587,570   582,462,159
           Global Post-Venture Capital               117,167,037    87,459,903
           Value                                       9,531,911     6,982,169
           Emerging Markets                           49,198,712    27,334,079
           Emerging Growth                            43,664,378    14,177,002

   At June 30, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

                                                                                                NET UNREALIZED
                                                     UNREALIZED             UNREALIZED           APPRECIATION
           PORTFOLIO                                APPRECIATION           DEPRECIATION         (DEPRECIATION)
           --------                                 ------------          --------------        -------------
      International Equity                          $ 107,144,412         $ (28,859,283)        $ 78,285,129
      Small Company Growth                            440,443,545          (148,404,010)         292,039,535
      Global Post-Venture Capital                      50,299,968            (8,567,595)          41,732,373
      Value                                             2,110,587            (2,065,107)              45,480
      Emerging Markets                                  2,512,997            (2,135,892)             377,105
      Emerging Growth                                   6,406,158            (1,163,077)           5,243,081

5. RESTRICTED SECURITIES

   Certain Small Company Growth and Global Post-Venture Capital investments are restricted as to resale and are valued as determined by or under the direction of the Board in good faith, at fair value. The table below shows the acquisition dates, aggregate cost, fair value as of June 30, 2000 and percent of net assets which the securities represent.

                                      SECURITY            ACQUISITION                MARKET       PERCENTAGE
    PORTFOLIO                       DESCRIPTION               DATE        COST        VALUE     OF NET ASSETS
    ---------                  -------------------------  -----------   --------    --------    --------------
Small Company Growth           Southern Mineral Corp.       12/20/96    $794,813    $ 95,378        0.00%
Global Post-Venture Capital    Chaparral Resources, Inc.    07/28/98     250,000      18,057        0.01%
                               MaMaMedia, Inc.              09/13/99     499,994     499,997        0.30%

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

   Each Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share.

   Transactions in shares of each Portfolio were as follows:

                                                   INTERNATIONAL EQUITY              SMALL COMPANY GROWTH
                                                -----------------------------     ---------------------------
                                                  FOR THE                          FOR THE
                                                 SIX MONTHS       FOR THE         SIX MONTHS       FOR THE
                                                   ENDED            YEAR            ENDED            YEAR
                                                  JUNE 30,          ENDED          JUNE 30,          ENDED
                                                    2000         DECEMBER 31,        2000         DECEMBER 31,
                                                 (UNAUDITED)        1999          (UNAUDITED)        1999
                                                 -----------     ------------     -----------     -----------
Shares sold                                       69,645,111      105,705,211      15,918,921      15,117,273
Shares issued to shareholders on reinvestment
   of dividends and distributions                          0          339,565               0       1,548,475
Shares redeemed                                  (65,444,839)    (102,235,233)    (10,241,581)    (13,998,434)
                                                 -----------     ------------     -----------     -----------
Net increase in shares outstanding                 4,200,272        3,809,543       5,677,340       2,667,314
                                                 ===========     ============     ===========     ===========


                                                 GLOBAL POST-VENTURE CAPITAL                 VALUE
                                                -----------------------------     ---------------------------
                                                  FOR THE                          FOR THE
                                                 SIX MONTHS       FOR THE         SIX MONTHS       FOR THE
                                                   ENDED            YEAR            ENDED            YEAR
                                                  JUNE 30,          ENDED          JUNE 30,          ENDED
                                                    2000         DECEMBER 31,        2000         DECEMBER 31,
                                                 (UNAUDITED)        1999          (UNAUDITED)        1999
                                                 -----------     ------------     -----------     -----------
Shares sold                                        6,747,510       10,839,440       1,252,462         972,221
Shares issued to shareholders on reinvestment
   of dividends and distributions                          0                0               0          44,754
Shares redeemed                                   (5,084,494)      (8,211,345)     (1,044,559)       (574,620)
                                                 -----------     ------------     -----------     -----------
Net increase  in shares outstanding                1,663,016        2,628,095         207,903         442,355
                                                 ===========     ============     ===========     ===========


                                                       EMERGING MARKETS                 EMERGING GROWTH
                                                -----------------------------     ---------------------------
                                                  FOR THE                          FOR THE
                                                 SIX MONTHS       FOR THE         SIX MONTHS       FOR THE
                                                   ENDED            YEAR            ENDED            YEAR
                                                  JUNE 30,          ENDED          JUNE 30,          ENDED
                                                    2000         DECEMBER 31,        2000         DECEMBER 31,
                                                 (UNAUDITED)        1999          (UNAUDITED)        1999
                                                 -----------     ------------     -----------     -----------
Shares sold                                        2,920,043        1,078,529       2,168,827         508,976
Shares issued to shareholders on reinvestment
   of dividends and distributions                          0           47,149               0           3,097
Shares redeemed                                   (1,325,858)        (271,684)        (72,068)         (5,215)
                                                 -----------     ------------     -----------     -----------
Net increase  in shares outstanding                1,594,185          853,994       2,096,759         506,858
                                                 ===========     ============     ===========     ===========

*  Inception date September 13, 1999.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

7. CAPITAL LOSS CARRYOVER

   At December 31, 1999, Global Post-Venture Capital had capital loss carryovers available to offset possible future capital gains of $2,734,157 expiring in 2006. During the fiscal year ended December 31, 1999, International Equity, Small Company Growth, Global Post-Venture Capital, Value and Emerging Markets utilized $42,448,391, $41,329,403, $2,501,445, $406,891 and $184,106,
respectively, of capital losses.

8. SUBSEQUENT EVENTS

   At a meeting of the Board of Trustees held on May 1, 2000, the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act), approved a new sub-advisory agreement amoung Emerging Markets, CSAM and Credit Suisse Asset Management Limited (the "Sub-Advisory Agreement"). At a special meeting of shareholders held on July 14, 2000, the shareholders approved the Sub-Advisory Agreement.

   RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

   At a special meeting of shareholders held on July 14, 2000, the following proposal was submitted for the vote of shareholders of the Emerging Markets Portfolio of the Warburg Pincus Trust. The proposal and voting results were:

   To approve a Sub-Investment Advisory Agreement among each Fund, Credit Suisse Asset Management LLC and Credit Suisse Asset Management Limited.

                                               % OF SHARES TO TOTAL   % OF SHARES TO TOTAL
EMERGING MARKETS FUND         SHARES            OUTSTANDING SHARES        SHARES VOTED
---------------------     -------------        --------------------   --------------------
For                        2,231,584.509             90.2665%                91.5469%
Against                       50,412.462              2.0392%                 2.0681%
Abstain                      155,644.773              6.2958%                 6.3851%

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                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT


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CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREQF-3-0600